UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2020

Date of reporting period:	12/31/2020

Item 1 – Reports to Stockholders

PGIM SHORT-TERM CORPORATE BOND FUND

ANNUAL REPORT

DECEMBER 31, 2020

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short-Term Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended December 31, 2020.

Early in the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed early in the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in coronavirus infections would stall the economic recovery. Promising clinical trial results in November for several coronavirus vaccines lifted equity markets to record levels and helped stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short-Term Corporate Bond Fund

February 15, 2021

PGIM Short-Term Corporate Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	2.77	2.78	2.49	—
(without sales charges)	5.13	3.25	2.73	—
Class C
(with sales charges)	3.40	2.51	1.97	—
(without sales charges)	4.40	2.51	1.97	—
Class R
(without sales charges)	4.86	2.96	2.46	—
Class Z
(without sales charges)	5.43	3.52	2.99	—
Class R2
(without sales charges)	5.09	N/A	N/A	3.84 (12/27/17)
Class R4
(without sales charges)	5.26	N/A	N/A	4.07 (12/27/17)
Class R6
(without sales charges)	5.62	3.63	N/A	2.92 (3/2/12)
Bloomberg Barclays 1–5 Year US Credit Index
	5.19	3.54	3.04	—

Average Annual Total Returns as of 12/31/20 Since Inception (%)
			Class R2, R4 (12/27/17)	Class R6 (3/2/12)
Bloomberg Barclays 1–5 Year US Credit Index			4.27	2.86

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays 1–5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (December 31, 2010) and the account values at the end of the current fiscal year (December 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short-Term Corporate Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	2.25% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fee	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Bloomberg Barclays 1–5 Year US Credit Index—The Bloomberg Barclays 1–5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 12/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.25	0.23	0.22
Class C	0.17	–0.23	–0.24
Class R	0.22	0.16	–0.10
Class Z	0.29	0.70	0.63
Class R2	0.24	0.30	–7.16
Class R4	0.27	0.55	–15.09
Class R6	0.30	0.79	0.77

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 12/31/20 (%)
AAA	13.4
AA	7.4
A	28.6
BBB	45.1
BB	2.4
Not Rated	1.3
Cash/Cash Equivalents	1.8
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM Short-Term Corporate Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short-Term Corporate Bond Fund’s Class Z shares returned 5.43% in the 12-month reporting period that ended December 31, 2020, outperforming the 5.19% return of the Bloomberg Barclays 1–5 Year US Credit Index (the Index).

How did the short-term US investment-grade corporate bond sector perform?

•

The short-term investment-grade corporate bond sector, as measured by the Index, posted a return of 5.19% for the reporting period, resulting in an excess return of 89 basis points (bps) over US Treasuries. (One basis point equals 0.01%.) US corporate bonds of all durations, as measured by the Bloomberg Barclays Credit Index, outperformed, returning 9.35% for the period, with an excess return to US Treasuries of 18 bps. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

•

In the first quarter of the period, short-term corporate bonds outperformed the broader credit market, returning -1.22%, as US corporate bonds succumbed to the unprecedented economic and business pressures resulting from COVID-19 and the dramatic slide in oil prices. US corporate spreads over similar-maturity US Treasuries rose to a high of 375 bps in mid-March 2020 before narrowing into quarter end, with higher-quality and short-to-intermediate-term issues holding up best. (Corporate spreads are the yield differential between a corporate bond and a US Treasury security of the same maturity.)

•

With the US economy decelerating rapidly and financial markets selling off sharply, the Federal Reserve (the Fed) reacted by cutting its policy rates by 0.50% on March 3 and then by another 1.00% on March 15. It quickly deployed—and then moved beyond—its playbook from the global financial crisis by cutting its policy rate to a range of 0.00%-0.25%, re-opening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets.

•

US corporate bonds rebounded sharply in the second quarter as the Fed’s aggressive stimulus actions, including a near-zero federal funds rate and its primary and secondary credit facilities, significantly improved market liquidity. Short-term corporate bonds underperformed the broader credit market, returning 4.63% during the quarter, as the Fed’s maneuvering to allow for the purchases of individual corporate bonds, in addition to ongoing purchases of exchange-traded funds, sent a strong signal to investors of its intent to provide a backstop to the markets. Unlike the first quarter, BBB-rated issues, longer-duration issues, and select distressed sectors—such as energy and autos—outperformed in the second quarter. At quarter end, however, a more cautious tone emerged as a spike in US COVID-19 counts raised the prospect of delayed re-openings and a more prolonged recovery, which weighed on the market.

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•

Short-term corporate bonds underperformed the broader credit market, returning 0.82%, in the third quarter, as US corporate bonds continued to recover against a backdrop of substantial global central bank support, improving economic growth, and better-than-expected corporate earnings. On the fundamental side, there were notable quality differences between companies that benefited from the COVID-19-related lockdown, such as those in the technology and healthcare & pharmaceuticals sectors, and those that were negatively impacted, such as leisure, gaming, and other service-related issuers. Management teams across all corporate sectors—but primarily BBB-rated issuers—adopted a more conservative stance by cutting expenses, reducing or eliminating shareholder returns, and focusing on free-cash-flow generation, essentially aligning their behavior with bondholders. On the technical side, new issuance dominated the headlines, breaking records on a year-to-date basis, with the majority of proceeds earmarked to bolster liquidity or to refinance higher-coupon existing debt. Investor demand was equally strong, not just from US investors but also from non-US investors in light of reduced hedging costs.

•

Short-term corporate bonds underperformed the broader credit market, returning 0.95%, in the fourth quarter. US corporate bonds generally delivered solid returns, lifted by abundant central bank support, optimism surrounding a new stimulus package, regulatory approval of two COVID-19 vaccines, stronger-than-expected corporate earnings, and robust technicals. In addition, after third-quarter earnings results exceeded estimates by a wide margin, many companies struck a cautiously optimistic tone for the fourth quarter, indicating expectations for sequential earnings improvement. Overall fundamentals were stronger-than-expected across many, but not all, sectors and securities. Management teams, primarily those of BBB-rated issuers, remained aligned with bondholders and continued to reduce expenses, pause share buybacks, and improve free cash flow. Certain sectors (e.g., technology, health insurance, and pharmaceuticals) benefited from the COVID-19-related lockdown and other related measures, while other “face-to-face” sectors remained challenged (e.g., leisure, gaming). Initially distressed sectors, such as autos and basic materials, proved resilient, while the energy sector, which experienced a high degree of downgrades, continued to recover along with oil prices. Technicals also remained favorable, with strong investor demand following the launch of the Fed’s unprecedented corporate credit facilities in March to support markets. Flows were particularly strong from non-US investors in light of lower currency hedging costs.

What worked?

•

The Fund continued to make modest allocations to out-of-Index fixed income sectors to diversify away from short-term investment-grade corporate bonds and to add incremental yield. The Fund’s out-of-Index exposure to short-duration, high-quality, high yield bonds was the largest contributor to performance during the reporting period.

PGIM Short-Term Corporate Bond Fund	9

Strategy and Performance Overview (continued)

The Fund’s allocation to AAA-rated collateralized loan obligations and commercial mortgage-backed securities also contributed to performance.

•

Within credit, security selection in the chemicals, healthcare & pharmaceutical, and technology industries added to returns. Positioning in Occidental Petroleum Corp. (upstream energy), Broadcom Inc. (technology), and Sasol Financing USA LLC (chemicals) were a few of the top single-name contributors to performance.

What didn’t work?

•

Overall security selection was a negative contributor to the Fund’s performance during the period, with positioning in investment-grade corporates being the largest detractor. Underweights to agencies relative to the Index was also a negative contributor over the reporting period.

•

Within credit, positioning in banking, consumer non-cyclical, and foreign non-corporates detracted from performance. Overweights to Citigroup Inc. (banking), Kraft Heinz Co. (consumer non-cyclical), and Morgan Stanley (banking) relative to the Index limited results.

Did the Fund use derivatives?

The Fund utilized US Treasury futures to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds. Overall, relative to the Index, security selection in US Treasury futures detracted from performance for the reporting period.

Current outlook

•

PGIM Fixed Income expects primary activity to begin to approach more “normal” levels in 2021, with an expected decline in new supply to about $1.2 trillion after hitting a record $1.8 trillion in 2020, which should be supportive of technicals.

•

In anticipation of improving economic conditions, PGIM Fixed Income is looking to take advantage of spread compression in select higher yielding BBB-rated bonds, solid credits in some of the more stressed industries, cyclicals, and “off-the-run” bonds. (Off-the-run bonds are those that were issued before the most recently issued bonds by a particular issuer and that are still outstanding.)

•

PGIM Fixed Income also continues to favor higher-quality financials and electric utilities. Within industrials, BBB-rated issuers that are focused on preserving or improving credit metrics, liquidity, and ratings are favored over their much tighter-trading, higher-quality peers, which may be more likely to pursue aggressive financial policies at the expense of the balance sheet.

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•

While credit spreads have recovered significantly from the wides of March 2020, PGIM Fixed Income believes they still offer value over the intermediate term. A key potential risk later in 2021 is a resurgence in merger-and-acquisition activity as economies reopen and companies, especially higher-quality companies, put stored-up cash to work.

PGIM Short-Term Corporate Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended December 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,026.20	0.78%	$3.97
	Hypothetical	$1,000.00	$1,021.22	0.78%	$3.96
Class C	Actual	$1,000.00	$1,021.90	1.46%	$7.42
	Hypothetical	$1,000.00	$1,017.80	1.46%	$7.41
Class R	Actual	$1,000.00	$1,025.10	1.01%	$5.14
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
Class Z	Actual	$1,000.00	$1,027.80	0.47%	$2.40
	Hypothetical	$1,000.00	$1,022.77	0.47%	$2.39
Class R2	Actual	$1,000.00	$1,025.70	0.88%	$4.48
	Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47
Class R4	Actual	$1,000.00	$1,026.10	0.63%	$3.21
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
Class R6	Actual	$1,000.00	$1,028.30	0.38%	$1.94
	Hypothetical	$1,000.00	$1,023.23	0.38%	$1.93

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Short-Term Corporate Bond Fund	13

Schedule of Investments

as of December 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 97.9%

ASSET-BACKED SECURITIES 11.4%

Collateralized Loan Obligations

AGL Core CLO Ltd. (Cayman Islands), Series 2020-04A, Class A, 144A, 3 Month LIBOR + 2.210% (Cap N/A, Floor 2.210%)	2.428	%(c)	04/20/28	23,000	$22,995,655
Allegro CLO Ltd. (Cayman Islands), Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	1.337	(c)	07/15/31	5,000	4,985,166
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.471	(c)	10/13/30	5,000	4,999,992
Apres Static CLO Ltd. (Cayman Islands), Series 2020-01A, Class A, 144A, 3 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	2.737	(c)	04/15/28	16,042	16,055,968
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.517	(c)	07/15/29	20,000	19,976,478
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.490	(c)	07/16/29	39,428	39,212,888
Series 2016-07A, Class A1R, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	1.513	(c)	11/27/31	40,742	40,741,248
Series 2018-11A, Class A1L, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.315	(c)	07/26/31	10,000	9,925,290
Avery Point CLO Ltd. (Cayman Islands), Series 2015-07A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	1.377	(c)	01/15/28	16,000	15,993,877
Ballyrock CLO Ltd. (Cayman Islands), Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.360% (Cap N/A, Floor 0.000%)	1.597	(c)	07/15/32	35,000	35,000,087
Battalion CLO Ltd. (Cayman Islands),
Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	1.258	(c)	07/17/28	4,562	4,551,452
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.292	(c)	05/17/31	14,000	13,930,813
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.487	(c)	07/15/29	34,082	34,081,785
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.487	(c)	10/15/30	15,000	14,989,760
Series 2020-21A, Class A1, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.957	(c)	07/15/31	45,000	45,269,707

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	15

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Canyon CLO Ltd. (Cayman Islands), Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.920% (Cap N/A, Floor 1.920%)	2.157	%(c)	07/15/28	20,473	$20,493,377
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	1.558	(c)	07/20/32	32,500	32,452,540
CBAM Ltd. (Cayman Islands), Series 2020-12A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.930	(c)	07/20/31	50,000	50,288,625
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)	1.195	(c)	04/24/31	18,150	18,038,309
Series 2014-04RA, Class A1A, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	1.348	(c)	10/17/30	20,000	19,965,776
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.465	(c)	10/24/30	14,000	14,000,008
Elevation CLO Ltd. (Cayman Islands), Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.467	(c)	10/15/29	10,000	9,988,988
Elmwood CLO Ltd. (Cayman Islands), Series 2019-01A, Class AR, 144A, 3 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	1.668	(c)	10/20/33	17,500	17,514,292
Flatiron CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.890% (Cap N/A, Floor 0.000%)	1.127	(c)	04/15/27	5,571	5,569,057
Greywolf CLO Ltd. (Cayman Islands), Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)	1.467	(c)	10/15/29	30,000	29,964,198
ICG US CLO Ltd. (Cayman Islands), Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.489	(c)	10/23/29	40,000	39,999,884
Madison Park Funding Ltd. (Cayman Islands), Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.987	(c)	04/15/29	10,300	10,274,992
Marathon CLO Ltd. (Cayman Islands), Series 2020-15A, Class A1S, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.932	(c)	11/15/31	35,000	35,202,863
Marble Point CLO Ltd. (Cayman Islands), Series 2020-02A, Class A, 144A, 3 Month LIBOR + 1.900% (Cap N/A, Floor 1.900%)	2.070	(c)	10/15/31	41,750	41,793,629

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Mariner CLO Ltd. (Cayman Islands), Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	1.325	%(c)	04/25/31	10,000	$9,962,885
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.329	(c)	04/21/31	29,730	29,514,293
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.374	(c)	02/20/31	15,000	14,985,320
Mountain View CLO Ltd. (Cayman Islands), Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.474	(c)	10/12/30	42,093	42,014,505
Northwoods Capital Ltd. (Cayman Islands), Series 2020-22A, Class A1, 144A, 3 Month LIBOR + 1.920% (Cap N/A, Floor 1.920%)	2.174	(c)	09/01/31	18,000	18,017,491
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	1.497	(c)	07/15/30	40,000	39,999,920
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.464	(c)	10/30/30	34,622	34,535,499
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R2, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.433	(c)	05/21/29	80,000	79,949,880
Series 2015-01A, Class A1R3, 144A	—	(p)	05/21/29	74,250	74,250,000
Series 2015-02A, Class A1R2, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.318	(c)	07/20/30	27,350	27,319,398
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	1.330	(c)	07/16/31	45,000	44,999,910
Race Point CLO Ltd. (Cayman Islands), Series 2015-09A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.447	(c)	10/15/30	14,921	14,917,056
Regatta Funding Ltd. (Cayman Islands), Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.468	(c)	10/17/30	35,000	35,000,035
Riserva CLO Ltd. (Cayman Islands), Series 2016-03A, Class AR, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)	1.358	(c)	10/18/28	28,500	28,494,351
Romark CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.390	(c)	07/25/31	21,000	20,948,573

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	17

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Silver Creek CLO Ltd. (Cayman Islands), Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.458	%(c)	07/20/30	20,000	$19,987,836
Silver Rock CLO Ltd. (Cayman Islands), Series 2020-01A, Class A, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 1.650%)	1.847	(c)	10/20/31	16,000	16,052,328
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	1.285	(c)	01/26/31	10,000	9,957,035
Series 2013-03RA, Class A, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.368	(c)	04/18/31	21,243	21,172,465
Telos CLO Ltd. (Cayman Islands), Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)	1.518	(c)	07/17/26	5,547	5,546,719
TICP CLO Ltd. (Cayman Islands),
Series 2016-06A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	1.437	(c)	01/15/29	72,750	72,750,109
Series 2018-IA, Class A1, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)	1.045	(c)	04/26/28	47,044	46,817,967
Trimaran Cavu Ltd. (Cayman Islands), Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)	1.678	(c)	07/20/32	20,000	19,970,810
Trinitas CLO Ltd. (Cayman Islands), Series 2016-05A, Class AR, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.605	(c)	10/25/28	8,985	8,966,846
Wellfleet CLO Ltd. (Cayman Islands), Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.468	(c)	01/20/32	9,000	8,977,467
York CLO Ltd. (Cayman Islands), Series 2020-01A, Class A1, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.669	(c)	04/20/32	7,000	6,930,151
Zais CLO Ltd. (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.527	(c)	04/15/30	24,432	24,223,101

TOTAL ASSET-BACKED SECURITIES (cost $1,442,959,463)					1,444,518,654

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.1%
Benchmark Mortgage Trust,
Series 2020-IG03, Class A2, 144A	2.475		09/15/48	66,200	69,701,934

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Citigroup Commercial Mortgage Trust, Series 2016-C02, Class A3	2.575%	08/10/49	12,800	$13,579,058
Commercial Mortgage Trust,
Series 2015-CR22, Class A3	3.207	03/10/48	27,750	28,317,035
Series 2015-DC01, Class A3	3.219	02/10/48	20,000	20,364,676
GS Mortgage Securities Trust,
Series 2014-GC24, Class A3	3.342	09/10/47	9,194	9,298,529
Series 2015-GC28, Class A3	3.307	02/10/48	4,952	5,065,631
JPMBB Commercial Mortgage Securities Trust, Series 2016-C01, Class A4	3.311	03/15/49	45,920	50,915,203
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP03, Class A3	2.523	08/15/49	16,726	16,927,214
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C029, Class A3	3.058	05/15/49	11,000	11,832,799
Series 2016-C032, Class ASB	3.514	12/15/49	7,000	7,647,083
Morgan Stanley Capital I Trust, Series 2015-MS01, Class A3	3.510	05/15/48	7,575	8,238,302
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A2	3.531	07/15/46	10,000	10,105,958
Series 2015-NXS01, Class A3	3.058	05/15/48	5,791	5,847,379
Series 2016-BNK01, Class A2	2.399	08/15/49	10,500	11,038,809

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $264,193,278)				268,879,610

CORPORATE BONDS 83.1%

Aerospace & Defense 1.2%

BAE Systems PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	4.750	10/11/21	5,936	6,129,181
Boeing Co. (The),
Sr. Unsec’d. Notes	2.700	02/01/27	49,380	51,331,268
Sr. Unsec’d. Notes	4.508	05/01/23	20,000	21,553,412
Sr. Unsec’d. Notes(a)	4.875	05/01/25	22,970	26,161,992
Sr. Unsec’d. Notes	7.950	08/15/24	1,874	2,296,136
L3Harris Technologies, Inc., Sr. Unsec’d. Notes	3.850	06/15/23	4,460	4,812,536
Raytheon Technologies Corp.,
Sr. Unsec’d. Notes	3.650	08/16/23	405	436,648
Sr. Unsec’d. Notes	3.700	12/15/23	4,380	4,745,261
Sr. Unsec’d. Notes, MTN	9.320	02/05/21	3,000	3,019,165
Spirit AeroSystems, Inc., Sr. Sec’d. Notes	3.850	06/15/26	30,500	32,171,912

				152,657,511

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	19

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 1.5%

Altria Group, Inc.,
Gtd. Notes	2.350%	05/06/25	10,505	$11,146,951
Gtd. Notes	3.800	02/14/24	16,012	17,484,508
Gtd. Notes	4.000	01/31/24	11,520	12,666,030
Gtd. Notes	4.400	02/14/26	5,979	6,938,682
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.222	08/15/24	7,250	7,849,089
Gtd. Notes	4.700	04/02/27	13,220	15,575,648
BAT International Finance PLC (United Kingdom),
Gtd. Notes	1.668	03/25/26	34,130	34,981,618
Gtd. Notes, 144A	3.950	06/15/25	3,000	3,373,549
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	0.875	05/01/26	43,430	43,505,809
Sr. Unsec’d. Notes(a)	1.500	05/01/25	15,400	15,958,885
Reynolds American, Inc. (United Kingdom), Gtd. Notes	4.450	06/12/25	12,400	14,147,134

				183,627,903

Airlines 0.8%

American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000	01/15/27	1,498	1,269,039
Continental Airlines 2001-1 Class A-1 Pass-Through Trust, Pass-Through Certificates	6.703	12/15/22	25	24,528
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983	10/19/23	9,489	9,601,183
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750	07/12/22	1,439	1,439,909
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821	02/10/24	3,115	3,191,189
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes(a)	3.625	03/15/22	20,670	21,254,380
Sr. Unsec’d. Notes	3.800	04/19/23	3,700	3,785,742
Southwest Airlines Co.,
Sr. Unsec’d. Notes	4.750	05/04/23	20,965	22,783,630
Sr. Unsec’d. Notes	5.125	06/15/27	14,215	16,899,965
Sr. Unsec’d. Notes	5.250	05/04/25	13,915	16,132,480

				96,382,045

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Apparel 0.5%

Michael Kors USA, Inc., Gtd. Notes, 144A(a)	4.500%		11/01/24	8,991	$9,385,383
VF Corp.,
Sr. Unsec’d. Notes	2.050		04/23/22	35,190	35,914,358
Sr. Unsec’d. Notes	2.400		04/23/25	22,475	24,001,343

					69,301,084

Auto Manufacturers 3.6%

BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.500%	0.714	(c)	08/13/21	7,247	7,263,625
Gtd. Notes, 144A	1.850		09/15/21	17,495	17,660,233
Cummins, Inc., Sr. Unsec’d. Notes	0.750		09/01/25	27,860	28,069,350
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	2.550		08/15/22	14,575	15,058,719
Gtd. Notes, 144A	3.700		05/04/23	25,000	26,810,174
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.087		01/09/23	17,580	17,894,574
Sr. Unsec’d. Notes	3.339		03/28/22	34,510	34,957,346
Sr. Unsec’d. Notes	3.350		11/01/22	13,590	13,798,121
Sr. Unsec’d. Notes	5.750		02/01/21	4,160	4,173,721
Sr. Unsec’d. Notes, GMTN	4.389		01/08/26	1,900	1,998,730
General Motors Co.,
Sr. Unsec’d. Notes	5.400		10/02/23	7,750	8,704,530
Sr. Unsec’d. Notes	6.800		10/01/27	9,780	12,575,787
General Motors Financial Co., Inc.,
Gtd. Notes	3.150		06/30/22	21,060	21,785,235
Gtd. Notes	3.200		07/06/21	10,175	10,280,714
Gtd. Notes	3.250		01/05/23	5,500	5,765,918
Gtd. Notes	3.450		01/14/22	7,980	8,183,007
Gtd. Notes	3.700		05/09/23	10,025	10,637,122
Gtd. Notes(a)	3.950		04/13/24	20,000	21,805,509
Gtd. Notes	4.375		09/25/21	9,739	9,999,702
Sr. Unsec’d. Notes, SOFR + 1.200%	1.285	(c)	11/17/23	14,355	14,377,566
Sr. Unsec’d. Notes	1.700		08/18/23	20,255	20,776,638
Sr. Unsec’d. Notes(a)	2.750		06/20/25	24,790	26,451,965
Sr. Unsec’d. Notes	2.900		02/26/25	4,580	4,877,025
Nissan Motor Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A(a)	3.043		09/15/23	13,335	13,944,211
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, EMTN	2.900	(cc)	10/24/25	10,000	11,103,638

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	21

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Toyota Motor Credit Corp., (cont’d.)
Sr. Unsec’d. Notes, MTN(a)	0.800%		10/16/25	63,290	$63,629,852
Volkswagen Group of America Finance LLC (Germany), Gtd. Notes, 144A	0.750		11/23/22	20,310	20,376,589

					452,959,601

Auto Parts & Equipment 0.4%

BorgWarner, Inc., Sr. Unsec’d. Notes, 144A	5.000		10/01/25	32,277	37,943,366
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500		04/29/22	6,897	7,103,624

					45,046,990

Banks 23.8%

Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	1.344	(c)	04/12/23	6,200	6,251,259
Sr. Unsec’d. Notes	3.125		02/23/23	6,600	6,948,499
Sr. Unsec’d. Notes	3.500		04/11/22	13,600	14,089,388
Sr. Unsec’d. Notes	3.848		04/12/23	10,000	10,726,258
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125	(ff)	—(rr)	3,685	3,884,378
Jr. Sub. Notes, Series MM	4.300	(ff)	—(rr)	12,815	13,175,690
Sr. Unsec’d. Notes	3.004	(ff)	12/20/23	12,601	13,265,971
Sr. Unsec’d. Notes(a)	3.366	(ff)	01/23/26	17,585	19,369,902
Sr. Unsec’d. Notes, MTN	0.981	(ff)	09/25/25	29,920	30,258,974
Sr. Unsec’d. Notes, MTN	1.197	(ff)	10/24/26	56,790	57,754,055
Sr. Unsec’d. Notes, MTN(a)	1.319	(ff)	06/19/26	49,540	50,648,839
Sr. Unsec’d. Notes, MTN	2.015	(ff)	02/13/26	32,000	33,519,365
Sr. Unsec’d. Notes, MTN(a)	2.456	(ff)	10/22/25	22,420	23,916,634
Sr. Unsec’d. Notes, MTN	3.124	(ff)	01/20/23	42,000	43,212,375
Sr. Unsec’d. Notes, MTN	3.550	(ff)	03/05/24	41,821	44,667,737
Sr. Unsec’d. Notes, MTN	3.864	(ff)	07/23/24	35,000	37,973,576
Sub. Notes, MTN	4.000		01/22/25	8,680	9,754,040
Sub. Notes, MTN	4.200		08/26/24	20,000	22,390,350
Sub. Notes, Series L, MTN	3.950		04/21/25	11,000	12,390,931
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	1.600		04/24/25	26,025	27,185,292
Banque Federative du Credit Mutuel SA (France), Sr. Unsec’d. Notes, 144A(a)	3.750		07/20/23	12,555	13,569,294
Barclays PLC (United Kingdom), Sr. Unsec’d. Notes(a)	2.852	(ff)	05/07/26	6,840	7,346,359

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Barclays PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes	3.200%		08/10/21	8,000	$8,131,069
Sr. Unsec’d. Notes	3.250		01/12/21	7,835	7,839,285
Sr. Unsec’d. Notes	3.684		01/10/23	42,770	44,073,729
Sr. Unsec’d. Notes	3.932	(ff)	05/07/25	16,800	18,395,677
Sr. Unsec’d. Notes, MTN	4.338	(ff)	05/16/24	12,000	12,992,426
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	2.219	(ff)	06/09/26	4,580	4,793,251
Sr. Unsec’d. Notes, 144A	2.819	(ff)	11/19/25	10,245	10,939,970
Sr. Unsec’d. Notes, 144A(a)	3.375		01/09/25	10,555	11,556,951
Sr. Unsec’d. Notes, 144A, MTN	2.950		05/23/22	16,826	17,426,496
Sr. Unsec’d. Notes, 144A, MTN	3.500		03/01/23	28,488	30,283,617
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.375		01/14/25	15,075	15,904,010
Sr. Unsec’d. Notes, 144A	4.000		09/12/23	6,390	6,954,303
Sr. Unsec’d. Notes, 144A, MTN	2.750		01/11/23	36,480	38,160,116
Sub. Notes, 144A	5.150		07/21/24	3,640	4,140,598
Sub. Notes, 144A, MTN	5.700		10/22/23	10,000	11,308,758
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%	4.316	(c)	—(rr)	19,535	19,521,820
Jr. Sub. Notes, Series V	4.700	(ff)	—(rr)	26,675	27,407,410
Jr. Sub. Notes, Series W	4.000	(ff)	—(rr)	15,000	15,409,358
Sr. Unsec’d. Notes, SOFR + 0.870%	0.956	(c)	11/04/22	13,150	13,207,000
Sr. Unsec’d. Notes	2.700		03/30/21	50,785	51,076,540
Sr. Unsec’d. Notes	2.750		04/25/22	26,030	26,804,621
Sr. Unsec’d. Notes	2.876	(ff)	07/24/23	14,860	15,423,910
Sr. Unsec’d. Notes	3.142	(ff)	01/24/23	11,311	11,633,103
Sr. Unsec’d. Notes	3.352	(ff)	04/24/25	33,180	36,118,856
Sr. Unsec’d. Notes	4.044	(ff)	06/01/24	8,140	8,839,614
Sr. Unsec’d. Notes	4.500		01/14/22	12,400	12,929,180
Sub. Notes	4.300		11/20/26	8,158	9,517,694
Citizens Bank NA, Sr. Unsec’d. Notes	3.250		02/14/22	11,250	11,585,917
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes(a)	2.950		04/09/25	18,380	20,153,179
Sr. Unsec’d. Notes	3.000		10/29/21	18,996	19,418,133
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes(a)	3.800		06/09/23	25,000	26,911,692
Sr. Unsec’d. Notes, 144A	2.193	(ff)	06/05/26	3,250	3,394,821
Sr. Unsec’d. Notes, 144A(a)	2.593	(ff)	09/11/25	19,500	20,523,018

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	23

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.450%		04/16/21	5,000	$5,045,041
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A(a)	1.171	(ff)	12/08/23	16,640	16,717,934
Sr. Unsec’d. Notes, 144A	1.621	(ff)	09/11/26	2,050	2,060,513
Sr. Unsec’d. Notes, 144A	3.001	(ff)	09/20/22	15,370	15,619,700
Sr. Unsec’d. Notes, 144A	5.000	(ff)	01/12/23	5,200	5,409,529
Sr. Unsec’d. Notes, 144A	5.375		01/12/24	10,000	11,286,039
Sr. Unsec’d. Notes, 144A, MTN	2.800		03/10/21	12,760	12,814,019
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	1.510	(c)	02/04/21	9,725	9,726,075
Sr. Unsec’d. Notes	2.129	(ff)	11/24/26	1,935	1,980,196
Sr. Unsec’d. Notes	3.150		01/22/21	5,150	5,155,422
Sr. Unsec’d. Notes	3.950		02/27/23	19,320	20,513,500
Sr. Unsec’d. Notes(a)	4.250		02/04/21	16,690	16,733,302
Sr. Unsec’d. Notes, GMTN(a)	3.375		05/12/21	13,895	14,010,531
Sr. Unsec’d. Notes, Series D	5.000		02/14/22	10,350	10,818,929
Discover Bank,
Sr. Unsec’d. Notes(a)	2.450		09/12/24	7,500	7,942,359
Sr. Unsec’d. Notes	3.350		02/06/23	9,710	10,248,091
First Horizon Corp., Sr. Unsec’d. Notes(a)	3.550		05/26/23	26,450	28,055,860
FNB Corp., Sr. Unsec’d. Notes	2.200		02/24/23	11,845	12,085,914
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%	4.128	(c)	—(rr)	9,610	9,573,642
Sr. Unsec’d. Notes, SOFR + 0.790%	0.878	(c)	12/09/26	28,200	28,322,625
Sr. Unsec’d. Notes(a)	1.093	(ff)	12/09/26	28,400	28,727,773
Sr. Unsec’d. Notes	2.875		02/25/21	18,750	18,784,138
Sr. Unsec’d. Notes	2.908	(ff)	06/05/23	48,970	50,703,018
Sr. Unsec’d. Notes	3.000		04/26/22	39,760	40,082,825
Sr. Unsec’d. Notes, EMTN	3.000	(cc)	05/31/24	5,000	5,468,966
Sr. Unsec’d. Notes, MTN	2.905	(ff)	07/24/23	25,800	26,781,476
Sub. Notes	5.950		01/15/27	13,224	16,640,343
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	3.803	(ff)	03/11/25	29,160	31,836,172
ING Groep NV (Netherlands), Sr. Unsec’d. Notes(a)	3.550		04/09/24	5,400	5,896,982
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A	3.250		09/23/24	17,300	18,467,921
Sr. Unsec’d. Notes, 144A	3.375		01/12/23	31,245	32,717,851

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC(a)	4.625	%(ff)	–(rr)	11,600	$11,578,020
Jr. Sub. Notes, Series HH	4.600	(ff)	–(rr)	8,159	8,415,806
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%(a)	3.684	(c)	–(rr)	6,846	6,812,156
Jr. Sub. Notes, Series II	4.000	(ff)	–(rr)	5,225	5,238,204
Jr. Sub. Notes, Series Q	5.150	(ff)	–(rr)	7,656	7,925,607
Jr. Sub. Notes, Series V, 3 Month LIBOR + 3.320%(a)	3.545	(c)	–(rr)	20,000	19,625,985
Sr. Unsec’d. Notes(a)	1.045	(ff)	11/19/26	59,970	60,649,740
Sr. Unsec’d. Notes	2.005	(ff)	03/13/26	25,000	26,283,864
Sr. Unsec’d. Notes(a)	2.083	(ff)	04/22/26	24,675	26,070,495
Sr. Unsec’d. Notes(a)	2.301	(ff)	10/15/25	34,120	36,220,771
Sr. Unsec’d. Notes	3.559	(ff)	04/23/24	48,980	52,450,675
Sr. Unsec’d. Notes	3.797	(ff)	07/23/24	25,000	27,077,026
Sr. Unsec’d. Notes	4.023	(ff)	12/05/24	25,230	27,806,780
Sub. Notes	3.375		05/01/23	10,000	10,686,001
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	1.326	(ff)	06/15/23	15,410	15,581,043
Sr. Unsec’d. Notes(a)	2.438	(ff)	02/05/26	22,615	23,906,957
Sr. Unsec’d. Notes(a)	2.907	(ff)	11/07/23	21,300	22,209,293
Sr. Unsec’d. Notes(a)	3.870	(ff)	07/09/25	9,165	10,104,734
Sr. Unsec’d. Notes(a)	3.900		03/12/24	4,765	5,233,160
Mitsubishi UFJ Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes(a)	2.193		02/25/25	22,430	23,661,505
Sr. Unsec’d. Notes	3.455		03/02/23	15,000	15,979,406
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	0.849	(ff)	09/08/24	23,245	23,380,130
Sr. Unsec’d. Notes	1.241	(ff)	07/10/24	36,740	37,356,213
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	3.847	(c)	–(rr)	17,375	17,244,062
Jr. Sub. Notes, Series J, 3 Month LIBOR + 3.810%	4.047	(c)	–(rr)	4,700	4,689,285
Sr. Unsec’d. Notes	0.985	(ff)	12/10/26	50,880	51,279,190
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23	49,430	52,989,001
Sr. Unsec’d. Notes, MTN	0.560	(ff)	11/10/23	32,670	32,751,507
Sr. Unsec’d. Notes, MTN	2.720	(ff)	07/22/25	15,750	16,847,187
Sr. Unsec’d. Notes, MTN	2.750		05/19/22	15,577	16,087,944
Sr. Unsec’d. Notes, Series F, MTN	3.875		04/29/24	24,110	26,681,508
Sub. Notes, GMTN	4.350		09/08/26	2,500	2,942,443
Sub. Notes, MTN	4.100		05/22/23	35,000	37,936,362
National Securities Clearing Corp., Sr. Unsec’d. Notes, 144A	1.200		04/23/23	23,855	24,349,145
Natwest Group PLC (United Kingdom), Sr. Unsec’d. Notes(a)	3.875		09/12/23	15,672	16,995,074

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	25

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Natwest Group PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes	4.269	%(ff)	03/22/25	12,290	$13,578,622
Sr. Unsec’d. Notes	4.519	(ff)	06/25/24	6,800	7,424,136
NatWest Markets PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	3.625		09/29/22	24,070	25,382,216
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A	0.750		08/28/25	14,855	14,879,253
Sr. Unsec’d. Notes, 144A(a)	1.000		06/09/23	12,590	12,783,503
PNC Bank NA, Sub. Notes	2.950		01/30/23	4,575	4,807,632
Royal Bank of Canada (Canada), Sr. Unsec’d. Notes, MTN(a)	1.150		06/10/25	39,830	40,676,666
Santander UK Group Holdings PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	3.125		01/08/21	10,050	10,052,238
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A	3.050		03/25/22	21,200	21,912,172
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A, MTN	2.625		01/22/25	23,170	24,531,300
Sr. Unsec’d. Notes, 144A, MTN	3.875		03/28/24	29,090	31,744,425
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.348		01/15/25	17,590	18,654,856
Sr. Unsec’d. Notes	2.696		07/16/24	31,828	33,978,522
Sr. Unsec’d. Notes(a)	3.102		01/17/23	7,795	8,222,518
Swedbank AB (Sweden), Sr. Unsec’d. Notes, 144A	1.300		06/02/23	18,270	18,643,110
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, MTN	2.650		06/12/24	12,290	13,167,895
Truist Bank, Sr. Unsec’d. Notes	1.500		03/10/25	11,000	11,379,903
Truist Financial Corp.,
Jr. Sub. Notes, Series N	4.800	(ff)	–(rr)	5,500	5,787,879
Jr. Sub. Notes, Series P	4.950	(ff)	–(rr)	4,500	4,937,539
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	1.008	(ff)	07/30/24	21,325	21,521,369
Sr. Unsec’d. Notes, 144A	2.650		02/01/22	19,030	19,511,701
Sr. Unsec’d. Notes, 144A	3.491		05/23/23	21,667	22,550,384
UniCredit SpA (Italy), Sr. Unsec’d. Notes, 144A	2.569	(ff)	09/22/26	6,745	6,872,409
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	1.654	(ff)	06/02/24	37,871	38,926,402
Sr. Unsec’d. Notes, MTN	2.164	(ff)	02/11/26	98,430	103,477,862

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Wells Fargo & Co., (cont’d.)
Sr. Unsec’d. Notes, MTN	3.196	%(ff)	06/17/27	45,795	$50,805,789
Sr. Unsec’d. Notes, MTN	3.750		01/24/24	9,200	10,042,782

					3,016,601,336

Beverages 0.4%

Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes(a)	4.150		01/23/25	15,870	18,067,877
Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	2.750		07/15/26	1,835	1,936,345
Gtd. Notes, 144A	4.450		05/15/25	5,000	5,635,935
Constellation Brands, Inc.,
Gtd. Notes	2.700		05/09/22	3,435	3,532,374
Gtd. Notes(a)	4.750		11/15/24	8,215	9,429,617
Keurig Dr. Pepper, Inc.,
Gtd. Notes	4.057		05/25/23	4,000	4,344,773
Gtd. Notes	4.417		05/25/25	5,745	6,623,978

					49,570,899

Building Materials 0.8%

Carrier Global Corp., Sr. Unsec’d. Notes(a)	2.242		02/15/25	38,920	41,173,254
Lennox International, Inc.,
Gtd. Notes	1.350		08/01/25	6,120	6,248,996
Gtd. Notes	1.700		08/01/27	2,530	2,580,915
Masco Corp., Sr. Unsec’d. Notes	5.950		03/15/22	4,421	4,700,193
Owens Corning, Sr. Unsec’d. Notes	3.400		08/15/26	15,094	16,644,324
Vulcan Materials Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%	0.875	(c)	03/01/21	31,305	31,310,135

					102,657,817

Chemicals 2.2%

Celanese US Holdings LLC, Gtd. Notes	4.625		11/15/22	8,900	9,552,336
CF Industries, Inc.,
Sr. Sec’d. Notes, 144A	3.400		12/01/21	8,151	8,332,216
Sr. Sec’d. Notes, 144A(a)	4.500		12/01/26	8,000	9,488,577

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	27

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, Sr. Unsec’d. Notes, 144A(a)	5.125%		04/01/25	25,000	$29,342,389
Dow Chemical Co. (The),
Sr. Unsec’d. Notes(a)	3.500		10/01/24	6,179	6,767,379
Sr. Unsec’d. Notes	3.625		05/15/26	8,208	9,248,856
DuPont de Nemours, Inc., Sr. Unsec’d. Notes(a)	4.205		11/15/23	30,640	33,822,740
Eastman Chemical Co.,
Sr. Unsec’d. Notes	3.500		12/01/21	10,245	10,527,553
Sr. Unsec’d. Notes(a)	7.250		01/15/24	7,000	8,134,433
FMC Corp., Sr. Unsec’d. Notes	3.200		10/01/26	14,160	15,774,021
LYB International Finance III LLC,
Gtd. Notes, 3 Month LIBOR + 1.000%	1.230	(c)	10/01/23	17,600	17,681,917
Gtd. Notes	1.250		10/01/25	15,245	15,515,873
Mosaic Co. (The), Sr. Unsec’d. Notes(a)	3.250		11/15/22	43,215	45,204,314
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	3.500		06/01/23	6,000	6,378,343
Sr. Unsec’d. Notes(a)	3.625		03/15/24	6,450	7,007,188
Nutrition & Biosciences, Inc., Gtd. Notes, 144A	1.832		10/15/27	14,385	14,816,326
Sasol Financing USA LLC (South Africa), Gtd. Notes	5.875		03/27/24	14,245	15,158,925
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	2.750		06/01/22	1,076	1,108,504
Westlake Chemical Corp., Sr. Unsec’d. Notes	3.600		07/15/22	10,000	10,341,997

					274,203,887

Commercial Services 2.4%

Equifax, Inc.,
Sr. Unsec’d. Notes	2.300		06/01/21	6,100	6,137,183
Sr. Unsec’d. Notes	2.600		12/01/24	3,975	4,255,363
Sr. Unsec’d. Notes(a)	2.600		12/15/25	7,000	7,565,225
Sr. Unsec’d. Notes	3.950		06/15/23	13,415	14,494,086
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.600		12/01/21	25,000	25,438,595
Gtd. Notes, 144A	2.700		11/01/23	14,985	15,812,710
Gtd. Notes, 144A	3.300		12/01/26	9,230	10,245,079

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

ERAC USA Finance LLC, (cont’d.) Gtd. Notes, 144A	3.800%	11/01/25	19,523	$21,967,855
Global Payments, Inc.,
Sr. Unsec’d. Notes	2.650	02/15/25	5,675	6,079,393
Sr. Unsec’d. Notes	3.800	04/01/21	11,178	11,232,812
Sr. Unsec’d. Notes	4.000	06/01/23	10,615	11,478,494
IHS Markit Ltd.,
Gtd. Notes, 144A	5.000	11/01/22	15,876	16,901,435
Sr. Unsec’d. Notes	3.625	05/01/24	12,500	13,634,777
Sr. Unsec’d. Notes	4.125	08/01/23	6,260	6,819,573
Leland Stanford Junior University (The), Unsec’d. Notes	1.289	06/01/27	12,495	12,808,804
Moody’s Corp., Sr. Unsec’d. Notes	3.750	03/24/25	68,500	76,933,307
RELX Capital, Inc. (United Kingdom), Gtd. Notes	3.500	03/16/23	6,240	6,638,861
Verisk Analytics, Inc.,
Sr. Unsec’d. Notes	4.000	06/15/25	16,325	18,476,742
Sr. Unsec’d. Notes	4.125	09/12/22	5,899	6,225,399
Sr. Unsec’d. Notes	5.800	05/01/21	15,042	15,288,835

				308,434,528

Computers 1.7%

Apple, Inc.,
Sr. Unsec’d. Notes(a)	1.125	05/11/25	40,000	41,127,392
Sr. Unsec’d. Notes	3.000	02/09/24	13,990	15,054,308
Sr. Unsec’d. Notes	3.350	02/09/27	7,000	7,968,993
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A(a)	5.850	07/15/25	22,500	26,932,685
Genpact Luxembourg Sarl,
Gtd. Notes	3.375	12/01/24	21,970	23,915,986
Gtd. Notes	3.700	04/01/22	6,110	6,242,071
HP, Inc., Sr. Unsec’d. Notes	2.200	06/17/25	34,715	36,755,524
International Business Machines Corp., Sr. Unsec’d. Notes	1.700	05/15/27	22,200	23,052,540
Leidos, Inc.,
Gtd. Notes, 144A	2.950	05/15/23	7,040	7,406,435
Gtd. Notes, 144A	3.625	05/15/25	8,205	9,171,410

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	29

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)

NetApp, Inc., Sr. Unsec’d. Notes(a)	1.875%		06/22/25	18,920	$19,789,111

					217,416,455

Diversified Financial Services 1.5%

Ameriprise Financial, Inc., Sr. Unsec’d. Notes	3.000		04/02/25	11,305	12,324,923
Cantor Fitzgerald LP, Sr. Unsec’d. Notes, 144A	4.875		05/01/24	33,750	37,521,123
Charles Schwab Corp. (The), Jr. Sub. Notes, Series G	5.375	(ff)	–(rr)	12,500	13,916,004
Citigroup Global Markets Holdings, Inc., Gtd. Notes, GMTN	3.000	(cc)	06/12/24	3,870	4,235,536
Intercontinental Exchange, Inc., Sr. Unsec’d. Notes	0.700		06/15/23	22,050	22,221,304
Jefferies Financial Group, Inc., Sr. Unsec’d. Notes	5.500		10/18/23	10,073	11,105,999
Jefferies Group LLC, Sr. Unsec’d. Notes	5.125		01/20/23	25,625	28,010,639
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes(a)	1.851		07/16/25	16,065	16,772,517
Sr. Unsec’d. Notes(a)	2.648		01/16/25	17,985	19,187,163
Visa, Inc.,
Sr. Unsec’d. Notes	1.900		04/15/27	10,360	10,997,965
Sr. Unsec’d. Notes	3.150		12/14/25	7,000	7,845,987

					184,139,160

Electric 8.6%

Alexander Funding Trust, Sr. Sec’d. Notes, 144A	1.841		11/15/23	20,000	20,232,816
Alliant Energy Finance LLC,
Gtd. Notes, 144A	1.400		03/15/26	18,650	18,793,845
Gtd. Notes, 144A	3.750		06/15/23	24,100	25,831,503
American Electric Power Co., Inc., Sr. Unsec’d. Notes, Series I	3.650		12/01/21	9,765	10,050,091
Avangrid, Inc.,
Sr. Unsec’d. Notes	3.150		12/01/24	6,018	6,560,783
Sr. Unsec’d. Notes	3.200		04/15/25	14,245	15,607,205
Berkshire Hathaway Energy Co., Sr. Unsec’d. Notes, 144A(a)	4.050		04/15/25	33,010	37,463,575

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Calpine Corp., Sr. Unsec’d. Notes, 144A	5.125%		03/15/28	8,000	$8,424,405
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	2.500		09/01/22	12,160	12,570,553
Sr. Unsec’d. Notes	2.500		09/01/24	21,620	22,975,843
Sr. Unsec’d. Notes	3.600		11/01/21	15,330	15,733,933
Cleveland Electric Illuminating Co. (The), First Mortgage	5.500		08/15/24	5,925	6,730,381
CMS Energy Corp., Sr. Unsec’d. Notes	2.950		02/15/27	2,445	2,650,736
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000		05/15/21	16,755	16,833,114
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071		08/15/24	13,520	14,599,173
Jr. Sub. Notes	4.104		04/01/21	22,500	22,696,008
Jr. Sub. Notes, Series B	4.650	(ff)	–(rr)	29,750	31,340,910
Sr. Unsec’d. Notes, 144A	2.450		01/15/23	10,000	10,401,674
Sr. Unsec’d. Notes, Series B	2.750		09/15/22	10,000	10,324,398
Sr. Unsec’d. Notes, Series C	2.000		08/15/21	13,955	14,049,644
DTE Energy Co.,
Sr. Unsec’d. Notes	2.250		11/01/22	20,000	20,694,961
Sr. Unsec’d. Notes, Series C	2.529		10/01/24	38,222	40,799,032
Sr. Unsec’d. Notes, Series D	3.700		08/01/23	6,650	7,182,565
Sr. Unsec’d. Notes, Series F(a)	1.050		06/01/25	41,902	42,420,745
Duke Energy Corp., Sr. Unsec’d. Notes	1.800		09/01/21	15,715	15,848,141
Duke Energy Progress LLC, First Mortgage	3.375		09/01/23	6,690	7,195,902
Edison International, Sr. Unsec’d. Notes	4.950		04/15/25	8,800	10,030,030
Emera US Finance LP (Canada), Gtd. Notes	2.700		06/15/21	32,535	32,790,969
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.750		04/06/23	10,890	11,394,170
Gtd. Notes, 144A	2.875		05/25/22	23,170	23,908,423
Entergy Corp.,
Sr. Unsec’d. Notes	0.900		09/15/25	32,125	32,173,317
Sr. Unsec’d. Notes	4.000		07/15/22	10,493	11,003,044
Entergy Gulf States Louisiana LLC, First Mortgage	5.590		10/01/24	3,601	4,255,793
Evergy Metro, Inc., Sec’d. Notes	3.650		08/15/25	15,750	17,677,337

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	31

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Eversource Energy,
Sr. Unsec’d. Notes, Series H	3.150%		01/15/25	2,330	$2,539,177
Exelon Corp.,
Jr. Sub. Notes	3.497		06/01/22	90,279	93,895,604
Sr. Unsec’d. Notes	2.450		04/15/21	4,940	4,959,416
FirstEnergy Corp.,
Sr. Unsec’d. Notes, Series A(a)	2.850		07/15/22	25,000	25,409,600
Georgia Power Co.,
Sr. Unsec’d. Notes	2.400		04/01/21	19,095	19,155,749
Sr. Unsec’d. Notes(a)	5.750		04/15/23	2,000	2,198,501
IPALCO Enterprises, Inc.,
Sr. Sec’d. Notes	3.700		09/01/24	8,035	8,764,661
MidAmerican Energy Co., First Mortgage	3.100		05/01/27	2,000	2,244,897
Monongahela Power Co., First Mortgage, 144A	4.100		04/15/24	4,236	4,560,363
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.800		01/15/23	14,510	15,190,616
Gtd. Notes	3.150		04/01/24	17,375	18,785,719
Gtd. Notes	4.500		06/01/21	18,950	19,072,228
NRG Energy, Inc.,
Sr. Sec’d. Notes, 144A	3.750		06/15/24	9,285	10,154,101
Pacific Gas & Electric Co.,
First Mortgage, 3 Month LIBOR + 1.375%	1.600	(c)	11/15/21	27,770	27,767,712
First Mortgage	1.750		06/16/22	27,200	27,268,160
Pinnacle West Capital Corp.,
Sr. Unsec’d. Notes	1.300		06/15/25	38,970	39,655,596
PSEG Power LLC, Gtd. Notes	3.850		06/01/23	15,435	16,595,446
Public Service Enterprise Group, Inc.,
Sr. Unsec’d. Notes	0.800		08/15/25	26,665	26,694,872
Sr. Unsec’d. Notes	2.875		06/15/24	14,045	15,130,875
Puget Energy, Inc.,
Sr. Sec’d. Notes	5.625		07/15/22	2,500	2,652,321
Sr. Sec’d. Notes	6.000		09/01/21	10,446	10,803,936
Sempra Energy,
Sr. Unsec’d. Notes	2.900		02/01/23	17,000	17,841,406
Southern California Edison Co., First Mortgage, Series D(a)	3.400		06/01/23	36,132	38,512,155

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Tucson Electric Power Co.,
Sr. Unsec’d. Notes	3.050%	03/15/25	5,897	$6,400,014
Vistra Operations Co. LLC,
Sr. Sec’d. Notes, 144A	3.550	07/15/24	30,525	33,023,210

				1,090,521,354

Electronics 0.5%

Roper Technologies, Inc.,
Sr. Unsec’d. Notes	1.000	09/15/25	35,570	35,960,741
Sr. Unsec’d. Notes	3.650	09/15/23	14,750	15,984,437
Trimble, Inc.,
Sr. Unsec’d. Notes(a)	4.150	06/15/23	16,030	17,354,035

				69,299,213

Foods 1.1%

Campbell Soup Co.,
Sr. Unsec’d. Notes(a)	3.950	03/15/25	14,769	16,651,720
Kraft Heinz Foods Co., Gtd. Notes	3.000	06/01/26	67,412	70,360,657
McCormick & Co., Inc.,
Sr. Unsec’d. Notes	2.700	08/15/22	23,140	23,961,558
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes, 144A(a)	2.650	10/03/21	17,035	17,344,839
Sysco Corp., Gtd. Notes	5.650	04/01/25	8,820	10,518,151
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	3.900	09/28/23	4,320	4,706,185

				143,543,110

Forest Products & Paper 0.2%

Georgia-Pacific LLC,
Sr. Unsec’d. Notes, 144A	1.750	09/30/25	23,870	24,944,474

Gas 0.3%

Eastern Energy Gas Holdings LLC,
Sr. Unsec’d. Notes, Series A	2.500	11/15/24	10,000	10,669,734
NiSource, Inc.,
Sr. Unsec’d. Notes(a)	0.950	08/15/25	29,120	29,292,045

				39,961,779

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	33

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Products 0.2%

Boston Scientific Corp.,
Sr. Unsec’d. Notes	3.450%	03/01/24	18,915	$20,476,530
Sr. Unsec’d. Notes	4.125	10/01/23	7,000	7,562,861

				28,039,391

Healthcare-Services 2.1%

Aetna, Inc.,
Sr. Unsec’d. Notes	2.800	06/15/23	41,379	43,568,790
Anthem, Inc.,
Sr. Unsec’d. Notes	2.950	12/01/22	22,580	23,652,286
Sr. Unsec’d. Notes	3.700	08/15/21	14,150	14,322,155
Bon Secours Mercy Health, Inc.,
Sec’d. Notes	1.350	06/01/25	2,775	2,824,895
Centene Corp.,
Sr. Unsec’d. Notes	4.750	01/15/25	27,500	28,224,755
CommonSpirit Health,
Sr. Sec’d. Notes	2.760	10/01/24	23,576	25,314,483
HCA, Inc.,
Sr. Sec’d. Notes	4.750	05/01/23	28,949	31,585,195
Sr. Sec’d. Notes	5.000	03/15/24	17,500	19,687,195
Sr. Sec’d. Notes	5.250	04/15/25	9,400	10,981,693
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A	1.500	06/01/25	5,370	5,503,606
Humana, Inc.,
Sr. Unsec’d. Notes	3.850	10/01/24	3,500	3,875,155
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.300	12/01/24	15,525	16,479,887
Sr. Unsec’d. Notes	3.250	09/01/24	3,935	4,279,099
PeaceHealth Obligated Group,
Sr. Unsec’d. Notes, Series 2020	1.375	11/15/25	4,585	4,665,085
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	3.450	06/01/26	6,256	7,070,119
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	2.375	01/28/27	10,800	11,717,960
Sutter Health,
Unsec’d. Notes, Series 20A	1.321	08/15/25	11,250	11,433,957

				265,186,315

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders 0.3%

D.R. Horton, Inc., Gtd. Notes	2.500%	10/15/24	20,165	$21,522,556
Lennar Corp., Gtd. Notes	4.125	01/15/22	15,600	15,967,148

				37,489,704

Home Furnishings 0.5%

Panasonic Corp. (Japan),
Sr. Unsec’d. Notes, 144A	2.536	07/19/22	29,325	30,150,906
Sr. Unsec’d. Notes, 144A(a)	2.679	07/19/24	27,540	29,478,074

				59,628,980

Household Products/Wares 0.1%

Church & Dwight Co., Inc.,
Sr. Unsec’d. Notes	2.450	08/01/22	14,710	15,140,805

Housewares 0.3%

Newell Brands, Inc.,
Sr. Unsec’d. Notes(a)	4.000	06/15/22	10,895	11,249,088
Sr. Unsec’d. Notes	4.350	04/01/23	30,200	31,711,329

				42,960,417

Insurance 1.4%

American International Group, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/26	8,610	9,818,214
Sr. Unsec’d. Notes	4.125	02/15/24	4,640	5,133,154
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.450	08/15/27	5,155	5,831,949
Sr. Unsec’d. Notes	3.950	05/15/24	10,034	11,095,426
Great-West Lifeco US Finance 2020 LP (Canada), Gtd. Notes, 144A	0.904	08/12/25	17,200	17,275,984
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	14,168	15,407,395
Gtd. Notes, 144A	5.000	06/01/21	10,554	10,748,473
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22	2,510	2,669,543
Principal Financial Group, Inc.,
Gtd. Notes	3.125	05/15/23	3,500	3,717,621
Protective Life Global Funding,
Sec’d. Notes, 144A	1.082	06/09/23	20,125	20,461,749

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	35

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Trinity Acquisition PLC,
Gtd. Notes	3.500%	09/15/21	9,895	$10,071,920
Unum Group,
Sr. Unsec’d. Notes	4.000	03/15/24	29,359	31,971,410
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625	03/15/22	16,075	16,839,085
Willis Towers Watson PLC,
Gtd. Notes	5.750	03/15/21	16,033	16,194,007

				177,235,930

Internet 0.2%

Amazon.com, Inc.,
Sr. Unsec’d. Notes(a)	1.200	06/03/27	22,935	23,339,686

Iron/Steel 0.3%

Reliance Steel & Aluminum Co.,
Sr. Unsec’d. Notes	1.300	08/15/25	9,130	9,277,738
Steel Dynamics, Inc.,
Sr. Unsec’d. Notes(a)	1.650	10/15/27	7,750	7,970,529
Sr. Unsec’d. Notes	2.400	06/15/25	3,100	3,299,188
Sr. Unsec’d. Notes	2.800	12/15/24	16,543	17,777,447

				38,324,902

Lodging 0.7%

Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	3.200	08/08/24	19,205	20,359,104
Marriott International, Inc.,
Sr. Unsec’d. Notes	2.300	01/15/22	36,420	36,875,629
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25	9,250	10,819,902
Sr. Unsec’d. Notes, Series N	3.125	10/15/21	2,723	2,755,830
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes(a)	4.600	08/08/23	10,800	11,564,647

				82,375,112

Machinery-Diversified 0.4%

John Deere Capital Corp.,
Sr. Unsec’d. Notes(a)	3.650	10/12/23	1,860	2,031,374
Otis Worldwide Corp.,
Sr. Unsec’d. Notes	2.293	04/05/27	13,945	14,907,817

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified (cont’d.)

Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	3.200%	06/15/25	4,000	$4,311,486
Gtd. Notes	3.450	11/15/26	25,396	27,855,397
Gtd. Notes	4.375	08/15/23	1,720	1,840,777
Gtd. Notes	4.400	03/15/24	3,900	4,269,095

				55,215,946

Media 2.0%

Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	4.464	07/23/22	49,305	51,953,878
Sr. Sec’d. Notes	4.908	07/23/25	42,252	49,122,931
Comcast Corp.,
Gtd. Notes(a)	3.375	08/15/25	6,908	7,708,165
Gtd. Notes(a)	3.700	04/15/24	15,000	16,535,036
Gtd. Notes	3.950	10/15/25	19,557	22,454,496
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A(a)	3.150	08/15/24	25,568	27,684,731
Sr. Unsec’d. Notes, 144A	3.350	09/15/26	17,183	19,274,103
Sr. Unsec’d. Notes, 144A	3.500	08/15/27	520	587,869
ViacomCBS, Inc.,
Jr. Sub. Notes	5.875(ff)	02/28/57	5,449	5,645,479
Sr. Unsec’d. Notes	3.500	01/15/25	5,000	5,486,452
Sr. Unsec’d. Notes	4.750	05/15/25	41,757	48,458,299

				254,911,439

Mining 0.3%

Kinross Gold Corp. (Canada),
Gtd. Notes	5.950	03/15/24	5,758	6,555,886
Newmont Corp.,
Gtd. Notes	3.625	06/09/21	10,112	10,196,958
Gtd. Notes	3.700	03/15/23	723	762,797
Teck Resources Ltd. (Canada),
Sr. Unsec’d. Notes	3.750	02/01/23	8,065	8,315,415
Sr. Unsec’d. Notes(a)	4.750	01/15/22	14,157	14,494,580

				40,325,636

Miscellaneous Manufacturing 0.3%

General Electric Co.,
Sr. Unsec’d. Notes(a)	3.450	05/01/27	16,665	18,796,396

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	37

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Miscellaneous Manufacturing (cont’d.)

Hillenbrand, Inc.,
Gtd. Notes	5.000%	09/15/26	16,150	$18,113,313
Textron, Inc.,
Sr. Unsec’d. Notes	3.875	03/01/25	2,750	3,004,996

				39,914,705

Oil & Gas 3.3%

Aker BP ASA (Norway),
Sr. Unsec’d. Notes, 144A	3.000	01/15/25	34,734	36,313,807
BG Energy Capital PLC (United Kingdom),
Gtd. Notes, 144A	4.000	10/15/21	4,000	4,109,064
BP Capital Markets America, Inc.,
Gtd. Notes	2.112	09/16/21	14,660	14,828,610
Gtd. Notes	3.790	02/06/24	10,800	11,806,796
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes(a)	2.950	01/15/23	11,400	11,922,348
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.000	08/15/22	6,555	6,673,078
Sr. Unsec’d. Notes(a)	3.800	09/15/23	5,948	6,195,690
Continental Resources, Inc.,
Gtd. Notes(a)	3.800	06/01/24	29,715	30,656,581
Gtd. Notes	4.500	04/15/23	5,035	5,191,819
Diamondback Energy, Inc.,
Gtd. Notes(a)	2.875	12/01/24	57,275	60,147,069
Exxon Mobil Corp.,
Sr. Unsec’d. Notes	2.992	03/19/25	20,000	21,893,888
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes	4.650	03/15/25	13,715	15,230,429
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	3.950	04/15/22	7,850	8,090,196
Sr. Unsec’d. Notes	4.000	04/15/24	5,225	5,596,865
Marathon Oil Corp.,
Sr. Unsec’d. Notes	2.800	11/01/22	2,848	2,928,071
Sr. Unsec’d. Notes(a)	3.850	06/01/25	16,076	17,226,960
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes	3.800	04/01/28	7,265	8,099,575
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	5.111(s)	10/10/36	55,930	25,759,600
Ovintiv Exploration, Inc.,
Gtd. Notes	5.375	01/01/26	5,500	5,900,229
Gtd. Notes(a)	5.625	07/01/24	36,000	38,520,789

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ovintiv Exploration, Inc., (cont’d.)
Gtd. Notes	5.750%	01/30/22	2,912	$3,022,138
Petroleos Mexicanos (Mexico),
Gtd. Notes	6.490	01/23/27	18,100	19,089,698
Gtd. Notes	6.840	01/23/30	31,102	32,399,111
Phillips 66,
Gtd. Notes, 3 Month LIBOR + 0.600%	0.833(c)	02/26/21	7,120	7,121,415
Gtd. Notes(a)	3.850	04/09/25	1,835	2,067,316
Valero Energy Corp.,
Sr. Unsec’d. Notes(a)	2.150	09/15/27	8,120	8,267,594
Sr. Unsec’d. Notes(a)	2.850	04/15/25	4,600	4,907,709

				413,966,445

Oil & Gas Services 0.2%

Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.,
Sr. Unsec’d. Notes	2.773	12/15/22	21,720	22,691,501

Packaging & Containers 0.3%

Berry Global, Inc.,
Sr. Sec’d. Notes, 144A	1.570	01/15/26	22,130	22,327,292
WRKCo, Inc.,
Gtd. Notes(a)	3.750	03/15/25	10,190	11,343,513

				33,670,805

Pharmaceuticals 6.0%

AbbVie, Inc.,
Sr. Unsec’d. Notes	2.600	11/21/24	33,329	35,714,460
Sr. Unsec’d. Notes(a)	2.950	11/21/26	71,430	79,089,313
Sr. Unsec’d. Notes	3.600	05/14/25	23,064	25,710,288
Sr. Unsec’d. Notes	3.800	03/15/25	5,156	5,756,892
Sr. Unsec’d. Notes	3.850	06/15/24	36,962	40,701,273
Allergan Funding SCS,
Gtd. Notes	3.450	03/15/22	1,350	1,366,878
Gtd. Notes(a)	3.800	03/15/25	13,136	13,899,155
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A	2.200	07/15/22	14,455	14,651,542
Gtd. Notes, 144A	3.500	06/25/21	20,575	20,814,981
Gtd. Notes, 144A	3.875	12/15/23	9,950	10,844,957
Bayer US Finance LLC (Germany),
Gtd. Notes, 144A(a)	3.375	10/08/24	4,913	5,363,604

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	39

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	2.894%	06/06/22	38,869	$40,118,118
Sr. Unsec’d. Notes	3.363	06/06/24	25,000	27,112,366
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	2.750	02/15/23	30,500	31,985,565
Sr. Unsec’d. Notes	2.900	07/26/24	11,725	12,723,563
Sr. Unsec’d. Notes	3.250	02/20/23	12,000	12,708,546
Sr. Unsec’d. Notes(a)	3.625	05/15/24	8,120	8,904,204
Sr. Unsec’d. Notes	3.875	08/15/25	4,000	4,562,010
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	2.616	06/15/22	15,606	16,066,888
Sr. Unsec’d. Notes	3.200	03/15/23	21,899	23,178,847
Cigna Corp.,
Gtd. Notes	3.050	11/30/22	14,900	15,588,454
Gtd. Notes	3.250	04/15/25	14,615	16,054,154
Gtd. Notes(a)	3.400	03/01/27	5,000	5,643,390
Gtd. Notes(a)	3.500	06/15/24	7,000	7,644,494
Gtd. Notes	4.500	02/25/26	26,568	31,045,914
Gtd. Notes, Series WI, 3 Month LIBOR + 0.650%	0.879(c)	09/17/21	8,445	8,446,544
CVS Health Corp.,
Sr. Unsec’d. Notes	1.300	08/21/27	36,740	36,970,153
Sr. Unsec’d. Notes(a)	3.700	03/09/23	837	895,123
Sr. Unsec’d. Notes	3.875	07/20/25	19,000	21,511,448
Sr. Unsec’d. Notes	4.300	03/25/28	7,438	8,822,420
Sr. Unsec’d. Notes	5.000	12/01/24	28,966	33,251,650
Sr. Unsec’d. Notes	6.250	06/01/27	1,000	1,285,065
EMD Finance LLC (Germany),
Gtd. Notes, 144A	3.250	03/19/25	5,000	5,473,311
Mylan, Inc.,
Gtd. Notes	4.200	11/29/23	5,085	5,558,394
Gtd. Notes, 144A	3.125	01/15/23	26,100	27,381,975
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.875	09/23/23	31,385	33,265,714
Gtd. Notes	3.200	09/23/26	7,300	8,159,270
Teva Pharmaceutical Finance Netherlands III BV (Israel),
Gtd. Notes	2.200	07/21/21	11,082	11,067,160
Utah Acquisition Sub, Inc.,
Gtd. Notes(a)	3.950	06/15/26	30,330	34,690,571
Viatris, Inc.,
Gtd. Notes, 144A	2.300	06/22/27	17,625	18,705,007

				762,733,661

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 2.9%

El Paso Natural Gas Co. LLC,
Gtd. Notes	8.625%	01/15/22	2,675	$2,893,330
Energy Transfer Operating LP, Gtd. Notes(a)	5.875	01/15/24	64,160	72,048,913
Jr. Sub. Notes, Series G	7.125(ff)	–(rr)	12,892	12,325,632
EnLink Midstream Partners LP,
Sr. Unsec’d. Notes	4.400	04/01/24	3,675	3,624,262
Enterprise Products Operating LLC,
Gtd. Notes, Series D	4.875(ff)	08/16/77	9,500	9,139,862
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	4.750	07/15/23	4,650	4,879,162
Kinder Morgan Energy Partners LP,
Gtd. Notes	3.950	09/01/22	10,000	10,500,070
Gtd. Notes	4.150	02/01/24	16,886	18,491,010
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	3.200	03/15/25	2,900	3,133,003
Midwest Connector Capital Co. LLC,
Gtd. Notes, 144A(a)	3.625	04/01/22	3,165	3,211,724
Gtd. Notes, 144A	3.900	04/01/24	5,090	5,219,320
MPLX LP,
Sr. Unsec’d. Notes	3.375	03/15/23	1,872	1,982,115
Sr. Unsec’d. Notes(a)	4.125	03/01/27	11,570	13,347,926
Sr. Unsec’d. Notes(a)	4.500	07/15/23	7,725	8,416,787
Sr. Unsec’d. Notes(a)	4.875	12/01/24	22,500	25,814,208
Sr. Unsec’d. Notes	4.875	06/01/25	12,500	14,437,621
ONEOK Partners LP,
Gtd. Notes	3.375	10/01/22	6,670	6,946,380
ONEOK, Inc.,
Gtd. Notes	2.750	09/01/24	22,520	23,765,331
Phillips 66 Partners LP,
Sr. Unsec’d. Notes	2.450	12/15/24	14,860	15,579,558
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes	2.850	01/31/23	7,555	7,807,599
Sr. Unsec’d. Notes	3.600	11/01/24	10,000	10,676,358
Sr. Unsec’d. Notes	4.650	10/15/25	16,430	18,367,410
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600	05/15/25	12,970	13,351,216
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A	2.800	10/15/22	1,500	1,547,117
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	13,191	13,552,002

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	41

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	3.350%	08/15/22	2,078	$2,158,655
Sr. Unsec’d. Notes	4.000	11/15/21	4,559	4,650,024
Sr. Unsec’d. Notes	4.300	03/04/24	22,995	25,371,149
Sr. Unsec’d. Notes(a)	4.500	11/15/23	10,697	11,788,826

				365,026,570

Real Estate 0.3%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A(a)	3.125	03/20/22	25,160	25,909,933
Sr. Unsec’d. Notes, 144A	3.875	03/20/27	8,250	9,115,135

				35,025,068

Real Estate Investment Trusts (REITs) 2.1%

AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes, GMTN(a)	3.450	06/01/25	5,774	6,430,456
Brandywine Operating Partnership LP,
Gtd. Notes	3.950	02/15/23	5,450	5,642,818
Gtd. Notes	4.100	10/01/24	15,500	16,430,261
Corporate Office Properties LP,
Gtd. Notes(a)	2.250	03/15/26	6,860	7,150,336
Crown Castle International Corp.,
Sr. Unsec’d. Notes	1.350	07/15/25	8,630	8,810,802
Sr. Unsec’d. Notes	5.250	01/15/23	18,977	20,787,298
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes	2.900	11/15/24	14,450	15,444,593
Digital Realty Trust LP,
Gtd. Notes	2.750	02/01/23	10,050	10,488,576
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	3.350	09/01/24	15,603	16,398,696
Gtd. Notes	5.250	06/01/25	20,339	22,922,875
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	3.875	04/01/24	3,700	3,912,149
Sr. Unsec’d. Notes, Series D	3.750	10/15/23	19,330	20,370,461
Sr. Unsec’d. Notes, Series F	4.500	02/01/26	4,000	4,377,866
Kimco Realty Corp.,
Sr. Unsec’d. Notes	1.900	03/01/28	35,310	36,137,299
Sabra Health Care LP,
Gtd. Notes	4.800	06/01/24	5,315	5,691,065

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

Simon Property Group LP,
Sr. Unsec’d. Notes(a)	2.000%	09/13/24	16,800	$17,564,273
Ventas Realty LP,
Gtd. Notes	3.100	01/15/23	24,030	25,193,901
VEREIT Operating Partnership LP,
Gtd. Notes	2.200	06/15/28	11,225	11,478,968
Welltower, Inc.,
Sr. Unsec’d. Notes	2.700	02/15/27	6,385	7,018,778
Sr. Unsec’d. Notes(a)	3.625	03/15/24	4,900	5,343,366

				267,594,837

Retail 1.4%

Alimentation Couche-Tard, Inc. (Canada),
Gtd. Notes, 144A	3.550	07/26/27	5,186	5,833,735
AutoZone, Inc.,
Sr. Unsec’d. Notes	2.500	04/15/21	6,310	6,330,439
Sr. Unsec’d. Notes	3.125	04/18/24	28,390	30,567,359
Costco Wholesale Corp.,
Sr. Unsec’d. Notes	1.375	06/20/27	17,375	17,888,239
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	3.700	05/15/23	12,500	13,397,969
Sr. Unsec’d. Notes	4.000	05/15/25	14,425	16,282,308
Ross Stores, Inc.,
Sr. Unsec’d. Notes	0.875	04/15/26	35,000	34,967,239
TJX Cos., Inc. (The),
Sr. Unsec’d. Notes(a)	3.750	04/15/27	30,820	35,726,222
Walmart, Inc.,
Sr. Unsec’d. Notes	2.850	07/08/24	19,540	21,138,479

				182,131,989

Savings & Loans 0.3%

First Niagara Financial Group, Inc.,
Sub. Notes	7.250	12/15/21	12,000	12,740,546
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A, MTN(a)	3.622(ff)	04/26/23	23,490	24,398,371

				37,138,917

Semiconductors 2.0%

Broadcom, Inc.,
Gtd. Notes	3.459	09/15/26	75,432	83,673,896

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	43

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Semiconductors (cont’d.)

Broadcom, Inc., (cont’d.)
Gtd. Notes	4.700%	04/15/25	29,460	$33,776,567
Microchip Technology, Inc.,
Sr. Sec’d. Notes, 144A	2.670	09/01/23	84,009	87,958,230
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.875	09/01/22	20,800	21,945,537
Gtd. Notes, 144A	4.625	06/01/23	22,975	25,134,301

				252,488,531

Software 0.9%

Fiserv, Inc.,
Sr. Unsec’d. Notes	3.800	10/01/23	7,805	8,506,115
Infor, Inc.,
Sr. Unsec’d. Notes, 144A	1.450	07/15/23	4,810	4,892,580
Sr. Unsec’d. Notes, 144A	1.750	07/15/25	6,934	7,187,564
Oracle Corp.,
Sr. Unsec’d. Notes	2.500	04/01/25	88,696	95,285,174

				115,871,433

Telecommunications 2.3%

AT&T, Inc.,
Sr. Unsec’d. Notes(a)	1.650	02/01/28	26,730	27,307,057
Sr. Unsec’d. Notes	2.300	06/01/27	35,000	37,301,446
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	54,916	59,613,138
Motorola Solutions, Inc.,
Sr. Unsec’d. Notes	4.000	09/01/24	7,000	7,822,857
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A	3.360	03/20/23	4,688	4,730,781
T-Mobile USA, Inc.,
Sr. Sec’d. Notes, 144A(a)	2.050	02/15/28	6,765	7,035,272
Sr. Sec’d. Notes, 144A(a)	3.500	04/15/25	55,926	61,869,965
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	0.850	11/20/25	74,040	74,631,320
Sr. Unsec’d. Notes	3.376	02/15/25	6,495	7,212,753
Sr. Unsec’d. Notes	3.500	11/01/24	3,505	3,870,405

				291,394,994

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Toys/Games/Hobbies 0.2%

Hasbro, Inc.,
Sr. Unsec’d. Notes	2.600%	11/19/22	19,840	$20,562,124

Transportation 0.2%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	7.000	12/15/25	3,750	4,851,760
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	4.625	06/01/25	19,455	22,545,191

				27,396,951

Trucking & Leasing 0.1%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	1.200	11/15/25	10,930	11,034,711
Sr. Unsec’d. Notes, 144A	3.300	04/01/21	1,200	1,205,597
Sr. Unsec’d. Notes, 144A(a)	3.650	07/29/21	3,580	3,635,762

				15,876,070

TOTAL CORPORATE BONDS (cost $10,099,108,695)				10,524,928,010

MUNICIPAL BOND 0.0%

Alabama

Alabama Economic Settlement Authority, Series B, Revenue Bonds (cost $ 3,415,000)	3.163	09/15/25	3,415	3,621,027

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.2%
MRA Issuance Trust,
Series 2020-01, Class A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)	1.555(c)	12/08/20	27,001	27,017,983
Series 2020-07, Class A, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	1.755(c)	12/11/21	34,720	34,726,771
Series 2020-08, Class A1X, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)	2.250(c)	09/23/21	24,590	24,608,076
Series 2020-09, Class AX, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 2.250%)^	2.250(c)	05/05/21	25,000	25,067,900
PMT Credit Risk Transfer Trust ,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	3.967(c)	12/25/22	15,000	15,001,035

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	45

Schedule of Investments  (continued)

as of December 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Station Place Securitization Trust,
Series 2020-10, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.643%(c)	05/20/21	26,580	$26,607,335

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $152,891,356)				153,029,100

U.S. TREASURY OBLIGATIONS(k) 0.1%
U.S. Treasury Notes	1.125	02/28/22	4,200	4,248,891
U.S. Treasury Notes	1.500	08/31/21	6,000	6,053,906
U.S. Treasury Notes	1.750	06/15/22	605	619,203
U.S. Treasury Notes	1.750	12/31/24	295	312,470

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,135,730)				11,234,470

			Shares

PREFERRED STOCK 0.0%

Banks

Citigroup Capital XIII 6.638%, Maturing 10/30/40 (cost $3,342,000)			132,000	3,762,000

TOTAL LONG-TERM INVESTMENTS (cost $11,977,045,522)				12,409,972,871

SHORT-TERM INVESTMENTS 4.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)			241,136,688	241,136,688
PGIM Institutional Money Market Fund (cost $304,241,994; includes $304,184,419 of cash collateral for securities on loan)(b)(w)			304,429,157	304,276,942

TOTAL SHORT-TERM INVESTMENTS (cost $545,378,682)				545,413,630

TOTAL INVESTMENTS 102.2% (cost $12,522,424,204)				12,955,386,501
Liabilities in excess of other assets(z) (2.2)%				(284,867,641)

NET ASSETS 100.0%				$12,670,518,860

See Notes to Financial Statements.

46

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CLO—Collateralized Loan Obligation

CMS—Constant Maturity Swap

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $25,067,900 and 0.2% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $298,280,437; cash collateral of $304,184,419 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Represents a security with a delayed settlement and therefore the interest rate is not available until settlement which is after the period end.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
8,018	2 Year U.S. Treasury Notes	Mar. 2021	$1,771,790,074	$1,544,274

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	47

Schedule of Investments  (continued)

as of December 31, 2020

Futures contracts outstanding at December 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (cont’d):
4,827	5 Year U.S. Treasury Notes	Mar. 2021	$608,993,918	$1,245,412
20	30 Year U.S. Ultra Treasury Bonds	Mar. 2021	4,271,250	(30,375)

				2,759,311

Short Positions:
4,932	10 Year U.S. Treasury Notes	Mar. 2021	681,001,337	(780,928)
9	10 Year U.S. Ultra Treasury Notes	Mar. 2021	1,407,234	4,464

				(776,464)

				$1,982,847

Credit default swap agreements outstanding at December 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
Teck Resources Ltd.	06/20/23	5.000%(Q)	8,065	$(771,095)	$(865,489)	$(94,394)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Eastman Chemical Co.	12/20/23	1.000%(Q)	7,950	$(158,331)	$(116,787)	$(41,544)	Goldman Sachs International
Host Hotels & Resorts LP	12/20/25	1.000%(Q)	4,250	71,138	143,894	(72,756)	Goldman Sachs International
Marriott International, Inc.	06/20/25	1.000%(Q)	3,500	(31,037)	145,344	(176,381)	Morgan Stanley & Co. International PLC

				$(118,230)	$172,451	$(290,681)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

See Notes to Financial Statements.

48

amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$289,238	$(116,787)	$—	$(290,681)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$6,480,717

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	49

Schedule of Investments  (continued)

as of December 31, 2020

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$1,444,518,654	$—
Commercial Mortgage-Backed Securities	—	268,879,610	—
Corporate Bonds	—	10,524,928,010	—
Municipal Bond	—	3,621,027	—
Residential Mortgage-Backed Securities	—	127,961,200	25,067,900
U.S. Treasury Obligations	—	11,234,470	—
Preferred Stock	3,762,000	—	—
Affiliated Mutual Funds	545,413,630	—	—

Total	$549,175,630	$12,381,142,971	$25,067,900

Other Financial Instruments*
Assets
Futures Contracts	$2,794,150	$—	$—
OTC Credit Default Swap Agreement	—	71,138	—

Total	$2,794,150	$71,138	$—

Liabilities
Futures Contracts	$(811,303)	$—	$—
Centrally Cleared Credit Default Swap Agreement	—	(94,394)	—
OTC Credit Default Swap Agreements	—	(189,368)	—

Total	$(811,303)	$(283,762)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

50

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2020 were as follows (unaudited):

Banks	23.8%
Collateralized Loan Obligations	11.4
Electric	8.6
Pharmaceuticals	6.0
Affiliated Mutual Funds (2.4% represents investments purchased with collateral from securities on loan)	4.3
Auto Manufacturers	3.6
Oil & Gas	3.3
Pipelines	2.9
Commercial Services	2.4
Telecommunications	2.3
Chemicals	2.2
Commercial Mortgage-Backed Securities	2.1
Real Estate Investment Trusts (REITs)	2.1
Healthcare-Services	2.1
Media	2.0
Semiconductors	2.0
Computers	1.7
Diversified Financial Services	1.5
Agriculture	1.5
Retail	1.4
Insurance	1.4
Residential Mortgage-Backed Securities	1.2
Aerospace & Defense	1.2
Foods	1.1
Software	0.9
Building Materials	0.8
Airlines	0.8
Lodging	0.7
Apparel	0.5
Electronics	0.5

Home Furnishings	0.5%
Machinery-Diversified	0.4
Beverages	0.4
Auto Parts & Equipment	0.4
Housewares	0.3
Mining	0.3
Gas	0.3
Miscellaneous Manufacturing	0.3
Iron/Steel	0.3
Home Builders	0.3
Savings & Loans	0.3
Real Estate	0.3
Packaging & Containers	0.3
Healthcare-Products	0.2
Transportation	0.2
Forest Products & Paper	0.2
Internet	0.2
Oil & Gas Services	0.2
Toys/Games/Hobbies	0.2
Trucking & Leasing	0.1
Household Products/Wares	0.1
U.S. Treasury Obligations	0.1
Municipal Bond	0.0 *

102.2
Liabilities in excess of other assets	(2.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2020 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	51

Schedule of Investments  (continued)

as of December 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$94,394	*
Credit contracts	Premiums paid for OTC swap agreements	289,238		Premiums received for OTC swap agreements	116,787
Credit contracts	—	—		Unrealized depreciation on OTC swap agreements	290,681
Interest rate contracts	Due from/to broker-variation margin futures	2,794,150	*	Due from/to broker-variation margin futures	811,303	*

		$3,083,388			$1,313,165

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$312,674
Interest rate contracts	25,954,523	—

Total	$25,954,523	$312,674

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps
Credit contracts	$—	$(385,075)
Interest rate contracts	2,099,092	—

Total	$2,099,092	$(385,075)

See Notes to Financial Statements.

52

For the year ended December 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$2,156,263,787	$507,294,670

Credit Default Swap Agreements— Buy Protection(1)	Credit Default Swap Agreements— Sell Protection(1)
$12,559,000	$31,400,000

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended December 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$298,280,437	$(298,280,437)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Goldman Sachs International	$143,894	$(231,087)	$(87,193)	$—	$(87,193)
Morgan Stanley & Co. International PLC	145,344	(176,381)	(31,037)	—	(31,037)

	$289,238	$(407,468)	$(118,230)	$—	$(118,230)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	53

Schedule of Investments  (continued)

as of December 31, 2020

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

54

Statement of Assets and Liabilities

as of December 31, 2020

Assets
Investments at value, including securities on loan of $298,280,437:
Unaffiliated investments (cost $11,977,045,522)	$12,409,972,871
Affiliated investments (cost $545,378,682)	545,413,630
Dividends and interest receivable	83,459,201
Receivable for Fund shares sold	62,427,321
Receivable for investments sold	1,924,992
Premiums paid for OTC swap agreements	289,238
Due from broker—variation margin swaps	1,860
Prepaid expenses and other assets	172,532

Total Assets	13,103,661,645

Liabilities
Payable to broker for collateral for securities on loan	304,184,419
Payable for investments purchased	74,250,000
Payable for Fund shares purchased	44,272,102
Dividends payable	3,624,738
Management fee payable	3,400,446
Accrued expenses and other liabilities	1,956,649
Distribution fee payable	864,345
Unrealized depreciation on OTC swap agreements	290,681
Due to broker—variation margin futures	139,566
Premiums received for OTC swap agreements	116,787
Affiliated transfer agent fee payable	43,052

Total Liabilities	433,142,785

Net Assets	$12,670,518,860

Net assets were comprised of:
Common stock, at par	$11,070,935
Paid-in capital in excess of par	12,610,138,872
Total distributable earnings (loss)	49,309,053

Net assets, December 31, 2020	$12,670,518,860

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	55

Statement of Assets and Liabilities

as of December 31, 2020

Class A
Net asset value and redemption price per share, ($1,837,306,815 ÷ 160,868,565 shares of common stock issued and outstanding)	$11.42
Maximum sales charge (2.25% of offering price)	0.26

Maximum offering price to public	$11.68

Class C
Net asset value, offering price and redemption price per share,
($495,994,074 ÷ 43,426,295 shares of common stock issued and outstanding)	$11.42

Class R
Net asset value, offering price and redemption price per share,
($143,093,649 ÷ 12,529,573 shares of common stock issued and outstanding)	$11.42

Class Z
Net asset value, offering price and redemption price per share,
($8,371,100,241 ÷ 731,167,859 shares of common stock issued and outstanding)	$11.45

Class R2
Net asset value, offering price and redemption price per share,
($918,836 ÷ 80,136 shares of common stock issued and outstanding)	$11.47

Class R4
Net asset value, offering price and redemption price per share,
($439,033 ÷ 38,298 shares of common stock issued and outstanding)	$11.46

Class R6
Net asset value, offering price and redemption price per share,
($1,821,666,212 ÷ 158,982,759 shares of common stock issued and outstanding)	$11.46

See Notes to Financial Statements.

56

Statement of Operations

Year Ended December 31, 2020

Net Investment Income (Loss)
Income
Interest income	$300,523,281
Affiliated dividend income	2,500,593
Income from securities lending, net (including affiliated income of $667,180)	749,191
Unaffiliated dividend income	253,398

Total income	304,026,463

Expenses
Management fee	42,755,232
Distribution fee(a)	11,475,284
Shareholder servicing fees(a)	824
Transfer agent’s fees and expenses (including affiliated expense of $323,933)(a)	10,576,445
Registration fees(a)	680,117
Custodian and accounting fees	617,164
Shareholders’ reports	398,666
Directors’ fees	168,559
Legal fees and expenses	80,502
Audit fee	38,951
Miscellaneous	146,489

Total expenses	66,938,233
Less: Fee waiver and/or expense reimbursement(a)	(2,853,990)
Distribution fee waiver(a)	(333,501)

Net expenses	63,750,742

Net investment income (loss)	240,275,721

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(216,313))	56,862,013
Futures transactions	25,954,523
Swap agreement transactions	312,674

83,129,210

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(23,736))	284,959,360
Futures	2,099,092
Swap agreements	(385,075)

286,673,377

Net gain (loss) on investment transactions	369,802,587

Net Increase (Decrease) In Net Assets Resulting From Operations	$610,078,308

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	57

Statement of Operations

Year Ended December 31, 2020

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	5,120,533	3,351	5,349,703	1,000,504	—	1,193	—	—
Shareholder servicing fees	—	—	—	—	—	477	347	—
Transfer agent’s fees and expenses	2,434,139	1,851	418,742	162,705	7,535,137	987	762	22,122
Registration fees	258,790	11,281	37,875	26,338	212,692	26,837	26,837	79,467
Fee waiver and/or expense reimbursement	(231,971)	(12,917)	(60,588)	(15,108)	(2,207,869)	(27,165)	(27,121)	(271,251)
Distribution fee waiver	—	—	—	(333,501)	—	—	—	—

See Notes to Financial Statements.

58

Statements of Changes in Net Assets

	Year Ended December 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$240,275,721	$234,690,473
Net realized gain (loss) on investment transactions	83,129,210	66,234,671
Net change in unrealized appreciation (depreciation) on investments	286,673,377	291,852,163

Net increase (decrease) in net assets resulting from operations	610,078,308	592,777,307

Dividends and Distributions
Distributions from distributable earnings
Class A	(45,602,484)	(35,162,050)
Class B	(6,140)	(10,704)
Class C	(8,399,708)	(13,861,948)
Class R	(2,665,598)	(3,204,930)
Class Z	(178,276,914)	(170,148,927)
Class R2	(9,782)	(2,233)
Class R4	(8,357)	(15,952)
Class R6	(39,118,669)	(37,644,649)

	(274,087,652)	(260,051,393)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	6,942,915,326	3,091,205,868
Net asset value of shares issued in reinvestment of dividends and distributions	231,608,249	218,315,907
Cost of shares purchased	(4,708,746,606)	(2,851,793,923)

Net increase (decrease) in net assets from Fund share transactions	2,465,776,969	457,727,852

Total increase (decrease)	2,801,767,625	790,453,766

Net Assets:
Beginning of year	9,868,751,235	9,078,297,469

End of year	$12,670,518,860	$9,868,751,235

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	59

Notes to Financial Statements

1.    Organization

Prudential Short-Term Corporate Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. PGIM Short-Term Corporate Bond Fund (the “Fund”) is the sole series of the Company. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek high current income consistent with the preservation of principal.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

60

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates.

PGIM Short-Term Corporate Bond Fund	61

Notes to Financial Statements (continued)

Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a

62

specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are

PGIM Short-Term Corporate Bond Fund	63

Notes to Financial Statements (continued)

agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the

64

portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an

PGIM Short-Term Corporate Bond Fund	65

Notes to Financial Statements (continued)

accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The

66

legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreement provides that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.38% of the Fund’s average daily net assets up to $10 billion; and 0.37% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.38% for the year ended December 31, 2020.

The Manager has contractually agreed, through April 30, 2022, to limit total annual fund operating expenses, after fee waivers and/or expense reimbursements to 0.47% of average daily net assets for Class Z shares, 0.88% of average daily net assets for Class R2 shares, 0.63% of average daily net asssets for Class R4 shares, and 0.38% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

PGIM Short-Term Corporate Bond Fund	67

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS contractually agreed through April 30, 2022 to limit such fees to 0.50% of the average daily net assets of Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended December 31, 2020, PIMS received $2,948,379 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended December 31, 2020, PIMS received $64,620 and $69,344 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

68

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures.

For the year ended December 31, 2020, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain
$289,327,961	$—	$—

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2020, were $6,241,197,640 and $3,791,125,982, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$214,198,358	$3,455,450,216	$3,428,511,886	$—	$—	$241,136,688	241,136,688	$2,500,593

PGIM Institutional Money Market Fund*
202,559,455	1,443,449,064	1,341,491,528	(23,736)	(216,313)	304,276,942	304,429,157	667,180	**

$416,757,813	$4,898,899,280	$4,770,003,414	$(23,736)	$(216,313)	$545,413,630		$3,167,773

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM Short-Term Corporate Bond Fund	69

Notes to Financial Statements (continued)

For the years ended December 31, 2020 and December 31, 2019, the tax character of dividends paid by the Fund were $274,087,652 and $260,051,393 of ordinary income, respectively.

As of December 31, 2020, the accumulated undistributed earnings on a tax basis was $267,537 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$12,602,417,053	$359,137,749	$(4,398,078)	$354,739,671

The difference between GAAP and tax basis is primarily attributable to the differences in the treatment of accreting market discount and premium amortization for GAAP and tax purposes, deferred losses on wash sales, futures contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of

December 31, 2020 of approximately $305,698,000 which can be carried forward for an unlimited period. The Fund utilized approximately $67,249,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended December 31, 2020. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also

70

available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 3 billion shares of captial stock, $0.01 par value per share, designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	350,000,000
Class B	5,000,000
Class C	300,000,000
Class R	75,000,000
Class Z	1,675,000,000
Class T	170,000,000
Class R2	75,000,000
Class R4	75,000,000
Class R6	275,000,000

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. The Fund currently does not have any Class B or Class T shares outstanding.

As of December 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	339	0.1%
Class Z	128,146	0.1%
Class R6	507,512	0.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	82.5%

PGIM Short-Term Corporate Bond Fund	71

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2020:
Shares sold	143,553,675	$1,597,601,403
Shares issued in reinvestment of dividends and distributions	3,808,559	42,644,950
Shares purchased	(142,590,346)	(1,605,069,899)

Net increase (decrease) in shares outstanding before conversion	4,771,888	35,176,454
Shares issued upon conversion from other share class(es)	15,635,765	175,539,385
Shares purchased upon conversion into other share class(es)	(4,462,361)	(50,131,802)

Net increase (decrease) in shares outstanding	15,945,292	$160,584,037

Year ended December 31, 2019:
Shares sold	56,066,228	$616,662,699
Shares issued in reinvestment of dividends and distributions	3,012,496	33,144,635
Shares purchased	(35,070,254)	(385,366,842)

Net increase (decrease) in shares outstanding before conversion	24,008,470	264,440,492
Shares issued upon conversion from other share class(es)	16,756,647	184,206,030
Shares purchased upon conversion into other share class(es)	(5,401,826)	(59,050,651)

Net increase (decrease) in shares outstanding	35,363,291	$389,595,871

Class B
Period ended June 26, 2020*:
Shares sold	5,160	$57,468
Shares issued in reinvestment of dividends and distributions	455	5,010
Shares purchased	(13,752)	(151,158)

Net increase (decrease) in shares outstanding before conversion	(8,137)	(88,680)
Shares purchased upon conversion into other share class(es)	(77,619)	(865,799)

Net increase (decrease) in shares outstanding	(85,756)	$(954,479)

Year ended December 31, 2019:
Shares sold	8,823	$96,872
Shares issued in reinvestment of dividends and distributions	894	9,803
Shares purchased	(68,997)	(754,215)

Net increase (decrease) in shares outstanding before conversion	(59,280)	(647,540)
Shares purchased upon conversion into other share class(es)	(81,813)	(892,978)

Net increase (decrease) in shares outstanding	(141,093)	$(1,540,518)

72

Class C	Shares	Amount
Year ended December 31, 2020:
Shares sold	10,982,781	$123,047,035
Shares issued in reinvestment of dividends and distributions	647,468	7,234,724
Shares purchased	(9,319,665)	(103,668,576)

Net increase (decrease) in shares outstanding before conversion	2,310,584	26,613,183
Shares issued upon conversion from other share class(es)	18	204
Shares purchased upon conversion into other share class(es)	(12,803,858)	(143,814,385)

Net increase (decrease) in shares outstanding	(10,493,256)	$(117,200,998)

Year ended December 31, 2019:
Shares sold	5,563,504	$61,114,867
Shares issued in reinvestment of dividends and distributions	1,064,262	11,687,300
Shares purchased	(14,323,983)	(156,835,818)

Net increase (decrease) in shares outstanding before conversion	(7,696,217)	(84,033,651)
Shares purchased upon conversion into other share class(es)	(15,435,501)	(169,657,727)

Net increase (decrease) in shares outstanding	(23,131,718)	$(253,691,378)

Class R
Year ended December 31, 2020:
Shares sold	2,498,147	$28,154,067
Shares issued in reinvestment of dividends and distributions	236,257	2,641,794
Shares purchased	(2,631,683)	(29,159,345)

Net increase (decrease) in shares outstanding before conversion	102,721	1,636,516
Shares purchased upon conversion into other share class(es)	(84,062)	(951,766)

Net increase (decrease) in shares outstanding	18,659	$684,750

Year ended December 31, 2019:
Shares sold	1,502,788	$16,524,753
Shares issued in reinvestment of dividends and distributions	282,564	3,105,767
Shares purchased	(2,649,805)	(29,037,575)

Net increase (decrease) in shares outstanding before conversion	(864,453)	(9,407,055)
Shares purchased upon conversion into other share class(es)	(4,554)	(49,323)

Net increase (decrease) in shares outstanding	(869,007)	$(9,456,378)

Class Z
Year ended December 31, 2020:
Shares sold	395,661,265	$4,417,801,525
Shares issued in reinvestment of dividends and distributions	12,487,159	140,242,032
Shares purchased	(234,114,243)	(2,600,728,287)

Net increase (decrease) in shares outstanding before conversion	174,034,181	1,957,315,270
Shares issued upon conversion from other share class(es)	5,421,136	61,007,517
Shares purchased upon conversion into other share class(es)	(3,964,019)	(44,563,410)

Net increase (decrease) in shares outstanding	175,491,298	$1,973,759,377

Year ended December 31, 2019:
Shares sold	186,011,230	$2,044,497,440
Shares issued in reinvestment of dividends and distributions	12,052,588	132,852,030
Shares purchased	(177,507,067)	(1,947,603,043)

Net increase (decrease) in shares outstanding before conversion	20,556,751	229,746,427
Shares issued upon conversion from other share class(es)	6,974,030	76,410,537
Shares purchased upon conversion into other share class(es)	(4,006,726)	(44,133,654)

Net increase (decrease) in shares outstanding	23,524,055	$262,023,310

PGIM Short-Term Corporate Bond Fund	73

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended December 31, 2020:
Shares sold	79,782	$901,413
Shares issued in reinvestment of dividends and distributions	864	9,748
Shares purchased	(10,763)	(118,751)

Net increase (decrease) in shares outstanding before conversion	69,883	792,410
Shares purchased upon conversion into other share class(es)	(6,594)	(75,264)

Net increase (decrease) in shares outstanding	63,289	$717,146

Year ended December 31, 2019:
Shares sold	12,014	$133,567
Shares issued in reinvestment of dividends and distributions	202	2,232
Shares purchased	(1,072)	(11,763)

Net increase (decrease) in shares outstanding	11,144	$124,036

Class R4
Year ended December 31, 2020:
Shares sold	25,308	$282,911
Shares issued in reinvestment of dividends and distributions	47	527
Shares purchased	(45,833)	(510,462)

Net increase (decrease) in shares outstanding before conversion	(20,478)	(227,024)
Shares issued upon conversion from other share class(es)	9,858	112,678
Shares purchased upon conversion into other share class(es)	(18)	(204)

Net increase (decrease) in shares outstanding	(10,638)	$(114,550)

Year ended December 31, 2019:
Shares sold	37,752	$416,481
Shares issued in reinvestment of dividends and distributions	180	1,985
Shares purchased	(23,873)	(265,888)

Net increase (decrease) in shares outstanding	14,059	$152,578

Class R6
Year ended December 31, 2020:
Shares sold	68,882,667	$775,069,504
Shares issued in reinvestment of dividends and distributions	3,455,451	38,829,464
Shares purchased	(33,171,985)	(369,340,128)

Net increase (decrease) in shares outstanding before conversion	39,166,133	444,558,840
Shares issued upon conversion from other share class(es)	381,771	4,304,149
Shares purchased upon conversion into other share class(es)	(49,903)	(561,303)

Net increase (decrease) in shares outstanding	39,498,001	$448,301,686

Year ended December 31, 2019:
Shares sold	31,939,504	$351,759,189
Shares issued in reinvestment of dividends and distributions	3,400,668	37,512,155
Shares purchased	(30,178,411)	(331,918,779)

Net increase (decrease) in shares outstanding before conversion	5,161,761	57,352,565
Shares issued upon conversion from other share class(es)	1,230,235	13,625,571
Shares purchased upon conversion into other share class(es)	(41,467)	(457,805)

Net increase (decrease) in shares outstanding	6,350,529	$70,520,331

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

74

8. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended December 31, 2020.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed

PGIM Short-Term Corporate Bond Fund	75

Notes to Financial Statements (continued)

income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Illiquid Investments Risk: The Fund may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Illiquid investments risk exists when particular investments made by the Fund are difficult to purchase or sell. The Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as

76

“duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Fund as well as loan facilities used by a Fund. As such, the potential impact of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

PGIM Short-Term Corporate Bond Fund	77

Notes to Financial Statements (continued)

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention,and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria

78

are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Short-Term Corporate Bond Fund	79

Financial Highlights

Class A Shares
	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.11	$10.71	$10.95	$11.01	$11.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.26	0.24	0.21	0.19
Net realized and unrealized gain (loss) on investment transactions	0.34	0.43	(0.20)	-	0.08
Total from investment operations	0.56	0.69	0.04	0.21	0.27
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.29)	(0.28)	(0.27)	(0.26)
Net asset value, end of year	$11.42	$11.11	$10.71	$10.95	$11.01
Total Return(b):	5.13%	6.47%	0.34%	1.91%	2.50%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,837,307	$1,609,745	$1,173,934	$1,373,562	$1,861,163
Average net assets (000)	$2,048,213	$1,352,830	$1,273,713	$1,413,981	$1,751,490
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.76%	0.80%	0.79%	0.78%	0.77%
Expenses before waivers and/or expense reimbursement	0.77%	0.80%	0.79%	0.78%	0.77%
Net investment income (loss)	1.93%	2.33%	2.20%	1.90%	1.72%
Portfolio turnover rate(e)	36%	60%	36%	50%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

80

Class C Shares
		Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.11	$10.72	$10.95	$11.01	$11.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.18	0.16	0.13	0.11
Net realized and unrealized gain (loss) on investment transactions	0.34	0.42	(0.19)	-	0.08
Total from investment operations	0.48	0.60	(0.03)	0.13	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.21)	(0.20)	(0.19)	(0.18)
Net asset value, end of year	$11.42	$11.11	$10.72	$10.95	$11.01
Total Return(b):	4.40%	5.63%	(0.27)%	1.16%	1.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$495,994	$599,005	$825,668	$1,138,547	$1,446,238
Average net assets (000)	$534,970	$722,408	$970,998	$1,298,103	$1,536,399
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.49%	1.49%	1.52%	1.52%
Expenses before waivers and/or expense reimbursement	1.48%	1.49%	1.49%	1.52%	1.52%
Net investment income (loss)	1.27%	1.65%	1.49%	1.16%	0.98%
Portfolio turnover rate(e)	36%	60%	36%	50%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	81

Financial Highlights(continued)

Class R Shares
		Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.11	$10.72	$10.95	$11.01	$11.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.22	0.20	0.18	0.16
Net realized and unrealized gain (loss) on investment transactions	0.34	0.42	(0.19)	-	0.09
Total from investment operations	0.53	0.64	0.01	0.18	0.25
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.25)	(0.24)	(0.24)	(0.24)
Net asset value, end of year	$11.42	$11.11	$10.72	$10.95	$11.01
Total Return(b):	4.86%	6.03%	0.13%	1.63%	2.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$143,094	$138,971	$143,370	$167,645	$174,661
Average net assets (000)	$133,401	$139,946	$156,009	$172,119	$167,164
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.02%	1.11%	1.09%	1.05%	1.02%
Expenses before waivers and/or expense reimbursement	1.28%	1.36%	1.34%	1.30%	1.27%
Net investment income (loss)	1.70%	2.02%	1.90%	1.62%	1.48%
Portfolio turnover rate(e)	36%	60%	36%	50%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

82

Class Z Shares
		Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.14	$10.74	$10.98	$11.04	$11.03
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.29	0.27	0.24	0.22
Net realized and unrealized gain (loss) on investment transactions	0.35	0.43	(0.21)	-	0.08
Total from investment operations	0.60	0.72	0.06	0.24	0.30
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.32)	(0.30)	(0.30)	(0.29)
Net asset value, end of year	$11.45	$11.14	$10.74	$10.98	$11.04
Total Return(b):	5.43%	6.75%	0.61%	2.17%	2.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,371,100	$6,187,736	$5,716,205	$6,791,114	$6,682,219
Average net assets (000)	$7,069,401	$5,905,291	$6,387,796	$6,712,127	$6,041,649
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.47%	0.52%	0.53%	0.53%	0.52%
Expenses before waivers and/or expense reimbursement	0.50%	0.53%	0.53%	0.53%	0.52%
Net investment income (loss)	2.22%	2.61%	2.46%	2.15%	1.98%
Portfolio turnover rate(e)	36%	60%	36%	50%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	83

Financial Highlights(continued)

Class R2 Shares
	Year Ended December 31,			December 27, 2017(a) through December 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.15	$10.75	$10.99	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.24	0.23	-	(c)
Net realized and unrealized gain (loss) on investment transactions	0.36	0.43	(0.21)	-	(c)
Total from investment operations	0.56	0.67	0.02	-
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.27)	(0.26)	-	(c)
Net asset value, end of period	$11.47	$11.15	$10.75	$10.99
Total Return(d):	5.09%	6.32%	0.23%	0.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$919	$188	$61	$10
Average net assets (000)	$477	$91	$24	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.88%	0.91%	0.92%	0.91	%(f)
Expenses before waivers and/or expense reimbursement	6.58%	22.41%	83.41%	174.19	%(f)
Net investment income (loss)	1.74%	2.20%	2.13%	1.82	%(f)
Portfolio turnover rate(g)	36%	60%	36%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

84

Class R4 Shares
	Year Ended December 31,			December 27, 2017(a) through December 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.15	$10.76	$10.99	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.27	0.26	-	(c)
Net realized and unrealized gain (loss) on investment transactions	0.34	0.42	(0.20)	-	(c)
Total from investment operations	0.58	0.69	0.06	-
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.30)	(0.29)	-	(c)
Net asset value, end of period	$11.46	$11.15	$10.76	$10.99
Total Return(d):	5.26%	6.49%	0.59%	0.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$439	$546	$375	$10
Average net assets (000)	$347	$585	$69	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.63%	0.67%	0.67%	0.66	%(f)
Expenses before waivers and/or expense reimbursement	8.45%	4.00%	29.85%	173.93	%(f)
Net investment income (loss)	2.11%	2.46%	2.45%	2.08	%(f)
Portfolio turnover rate(g)	36%	60%	36%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	85

Financial Highlights(continued)

Class R6 Shares
		Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.14	$10.75	$10.99	$11.05	$11.04
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.30	0.28	0.25	0.23
Net realized and unrealized gain (loss) on investment transactions	0.36	0.42	(0.20)	-	0.08
Total from investment operations	0.62	0.72	0.08	0.25	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.33)	(0.32)	(0.31)	(0.30)
Net asset value, end of year	$11.46	$11.14	$10.75	$10.99	$11.05
Total Return(b):	5.62%	6.76%	0.72%	2.30%	2.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,821,666	$1,331,608	$1,216,253	$1,020,248	$116,543
Average net assets (000)	$1,498,054	$1,261,494	$1,139,003	$741,165	$143,488
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.38%	0.42%	0.42%	0.42%	0.42%
Expenses before waivers and/or expense reimbursement	0.40%	0.42%	0.42%	0.42%	0.42%
Net investment income (loss)	2.31%	2.71%	2.58%	2.27%	2.08%
Portfolio turnover rate(e)	36%	60%	36%	50%	51%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

86

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Short-Term Corporate Bond Fund, Inc. and Shareholders of PGIM Short-Term Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short-Term Corporate Bond Fund (the “Fund”) as of December 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Short-Term Corporate Bond Fund	87

Federal Income Tax Information (unaudited)

For the year ended December 31, 2020, the Fund reports the maximum amount allowable but not less than 71.97% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

88

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income
(1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research
		(2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku, Inc. (since 2020); Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Short-Term Corporate Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Short-Term Corporate Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102
	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short-Term Corporate Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT-TERM CORPORATE BOND FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	PBSMX	PIFCX	JDTRX	PIFZX	PIFEX	PIFGX	PSTQX
CUSIP	74441R102	74441R300	74441R409	74441R508	74441R805	74441R888	74441R607

MF140E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended December 31, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended December 31, 2020, PwC billed the Registrant $38,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended December 31, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended December 31, 2019, KPMG billed the Registrant $39,199 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended December 31, 2020, fees of $4,958 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended December 31, 2019, fees of $1,418 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended December 31, 2020 and December 31, 2019: none.

(d) All Other Fees

For the fiscal years ended December 31, 2020 and December 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2020 and December 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2020 and December 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

         (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

        (3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)    Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/ Andrew R. French Andrew R. French Secretary

Date:	February 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker Stuart S. Parker President and Principal Executive Officer

Date:	February 16, 2021

By:	/s/ Christian J. Kelly Christian J. Kelly Treasurer and Principal Financial and Accounting Officer

Date:	February 16, 2021